Penn Series Funds, Inc.
Management's Discussion of Fund Performance

Flexibly Managed Fund

For the eighth straight year, stock prices advanced, tying the longevity record set in 1989. More surprisingly, the S&P 500 gained more than 20% for the fourth year in a row, doubling the prior two-year record for such gains. Good news on the economy and interest rates underpinned this performance. Gross domestic product advanced at an above average rate in '98, although corporate profits may have been flat. Despite tight labor markets, wage gains were reasonable. Inflation was negligible as weak economies overseas, especially in Asia, depressed global commodity prices, and those same economies used spare capacity to pump cheap goods into the United States.

This positive scenario was interrupted in midsummer by an old fashion financial scare: a debt default and financial collapse in Russia, and disastrous trading losses by a major hedge fund partnership. The Fed responded admirably by cutting rates in three small steps between late September and early November and also by "persuading" major investment organizations to make credit available to the otherwise doomed hedge fund.

There were, of course, negatives here in the U.S. in addition to the financial scare. The largest 50 companies, by market value, generated nearly all of the stock market's advance; smaller-capitalization stocks, many of them actually very large companies, were basically unchanged. Whether attracted by the pricing power or the rash of mega mergers, investors cast their votes for the giants in 1998. Volatility, as defined by days when market prices changed by 1% or more, continued at last year's high level. Such volatility has often preceded market shifts.

Portfolio Highlights

Our assembly of asset classes -- common stocks, convertibles, preferred stocks, bonds, and reserves -- shifted only modestly over the year. The changes were, as usual, driven by individual security price changes and other opportunities rather than any grand strategy. Nevertheless, within each asset class, particularly the common stocks and convertibles (about 75% of assets), there was a great deal of activity. Two of our long-time top five holdings, Genentech and Automatic Data Processing, were eliminated during the year. When we initially purchased them, both had very limited risk of loss and good potential for gain. At today's higher prices, however, we believed that the relationship of risk and reward, while still marginally favorable, no longer justified ownership. Positions established during the past six months included convertibles issued by Loews, Union Pacific, France Telecom, and Hilton. With all four of these, we give up a portion of any future appreciation in return for contractual guarantees that should significantly limit possible losses. Most of our common stock purchases supplemented existing holdings, although we also established some new positions, including Octel, Imperial Chemical, Circus Circus, and Canadian Pacific.

Beside the success of Genentech and Automatic Data, we were especially pleased with the performance of media holdings such as Washington Post and Time Warner. The media and communications industry has been a mainstay of the portfolio for several years; not only were our investments initially purchased at a discount to their perceived underlying value, but that value has steadily increased, pulling up their share prices. Niagara Mohawk, our number one 1998 contributor, continued a long string of portfolio successes in the relatively low-risk electric utility industry.

Unfortunately, although perhaps inevitably given the broad market's dynamics, this year also featured some negative contributors. Natural resources -- energy, gold, or forest-related -- occupied the cellar. We remain convinced that specific holdings, including Amerada Hess, Mitchell Energy, Newmont Mining, and MacMillan Bloedel are attractively positioned, but the expected pay-off is not currently in sight.

Outlook

We were surprised that the economy in 1998 could be so strong while inflation stayed low and interest rates fell. We seriously doubt this will happen again. More likely in our view is a modest economic slowing and perhaps lower interest rates -- a benign but not highly positive financial market outlook. Some may disagree with this forecast, but we think it is reasonable.

Your fund is well positioned for this scenario. Should stock prices fall, we would expect the fund to do better than the broad market. (In the third quarter decline, the fund dropped only about one third as much as the market.) On the other hand, if stocks soar for an unprecedented fifth straight year, our results are likely to lag. Maintaining an investment discipline is easy when market trends flow your way, but when they don't, it can be tempting to make modifications based on recent events. However, we see no reason to overturn a strategy that has served investors well over time. We like what we own and continue to find attractive securities to purchase. Our holdings should have good potential for gain even if the future is gloomier than anticipated.

Independence Capital Management, Inc.
Investment Adviser

T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Comparison of Change in Value of $10,000 Investment in Penn Series Flexibly Managed Fund and S&P 500




   Flexibly Managed Fund
                                               Penn Series          S&P 500
3/1/87                                           $10,000            $10,000
12/31/87                                         $10,420             $8,915
12/31/88                                         $12,390            $10,394
12/31/89                                         $15,020            $13,658
12/31/90                                         $14,893            $13,278
12/31/91                                         $18,118            $17,315
12/31/92                                         $19,851            $18,634
12/31/93                                         $22,986            $20,511
12/31/94                                         $23,938            $20,868
12/31/95                                         $29,271            $28,702
12/31/96                                         $34,063            $35,292
12/31/97                                         $39,394            $47,051
12/31/98                                         $41,793            $60,493




The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987 when T. Rowe Price Associates Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

High Yield Bond Fund

After enjoying an excellent environment for over two years, the high-yield bond market was clobbered during the third calendar quarter. Russia's midsummer financial crisis and default decimated emerging market bonds and also some highly leveraged hedge funds. Stocks sold off around the world, and investors fled from lower-quality bonds. Your fund did not escape unscathed but held up significantly better than its average competitor and overall high-yield indices.

Our increasingly cautious assessment of the high-yield market in the first half of 1998 had led us to upgrade the portfolio and largely avoid the low-quality new issues that were flooding the market. Our tilt to a more conservative posture enabled the fund to preserve earlier gains, leading to a respectable return for the year.

Market Environment

You might sum up the second half by saying the chickens came home to roost. A number of previous trends had made the high-yield market vulnerable to the kind of destabilizing events that occurred last summer. Chief among these were the extraordinary amount of money that yield-seeking investors were pouring into lower-quality investments and the deteriorating quality of the huge new issue supply. Even though the U.S. economy continued to grow, which is usually positive for high-yield bonds, the high-yield market could not survive the collapse of confidence in emerging markets, the unwinding of leveraged hedge fund positions, and the global "flight to quality" - principally to U.S. Treasury securities. Dramatic evidence of the rush from lower-quality bonds was the jump in the yield spread between noninvestment-grade bonds and Treasuries to almost six percentage points.

The sell-off persisted through mid-October, when the second of the Federal Reserve's three interest rate cuts sparked a stock market rally as well as renewed confidence in the high-yield market. The depressed new issue market showed signs of life, and investors began to move substantial amounts of money back into high-yield bond funds. Consequently, high-yield bond prices rose strongly in November, enabling most funds, including yours, to post returns in excess of 5% for the month. December saw little change either up or down.

Portfolio Review

During the second half, we continued the strategy initiated in the late spring of gradually paring the fund's exposure to B rated debt and adding to our BB rated holdings. While the B category remained our greatest concentration, it decreased as a percent of assets from about two-thirds at the beginning of 1998 to just over one-half at the end of September. At the same time, BB/B (split-rated) and BB bonds increased from approximately 9% of net assets to a high of almost 23% during this time span. We largely avoided owning bonds of "deep cyclicals," such as steel companies, which are directly exposed to domestic or global economic growth cycles. Fund holdings remained almost exclusively domestic. These moves provided some cushion when the decline commenced in August. However, we continued to have significant exposure to the telecommunications sector, which, like the deep cyclicals, was badly hurt. Within this sector, however, our exposure to CCC rated bonds was lower than that of our typical competitor.

In September, we viewed the market as oversold and used some of our cash to pick up bonds that seemed cheap, increasing our B rated holdings. For instance, we added to our overall holdings in the depressed telecommunications sector, raising our sector weighting to about 17% -- still low compared with the average high-yield bond fund. Within that sector, for example, we added to our position in Nextel, which we think is the "blue chip" of wireless companies. Telecom bonds subsequently participated strongly in the November rebound. Two of our best performers during the six months were Doane Products and Windy Hill Pet Food. These makers of private-label dog food (for Wal-Mart and other stores) merged with each other. While plenty of our holdings declined with the market, none was among those experiencing major difficulties, for which we credit the efforts of our research analysts.

Outlook

Our pleasure at the high-yield market's swift rebound is tempered by our outlook and by certain market fundamentals. On the plus side, the market seems technically strong because a lot of money is returning and the flow of new issues, which dried up during the fall, is still meager. While yield spreads between high-yield and high-quality bonds have narrowed, they are still wide, which might suggest that high-yield bonds are cheap. However, the average is skewed by three industry sectors -- telecommunications, energy, and commodity producers -- that continue to carry substantial risk premiums. Outside of those, we think it's hard to make a case for a cheap market in view of the likelihood of slower economic growth in 1999. Lower growth is bound to be reflected in declining corporate earnings, but we won't know for certain until next April when companies report annual results. In the meantime, last fall's hiatus in new issues created a backlog that will undoubtedly pour into the resurgent market. Most of these issues are low-quality.

In summary, we see many reasons to remain on the cautious side. We intend to maintain our widely diversified portfolio, to emphasize cash-paying bonds rated B or better, and to draw heavily on our research team for guidance. If the economy slows and the stock market declines again, the high-yield market will follow suit. We cannot insulate the fund from such broad moves, but we think our relatively conservative posture may again cushion performance. We would, of course, be happy to have a stronger-than-expected economy, but we think long-term high-yield investors should -- as always -- be prepared for the possibility of bumps in the months ahead.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Comparison of Change in Value of $10,000 Investment in Penn Series High Yield Bond Fund and First Boston High Yield Index

   High Yield Bond Fund
                                               Penn Series        First Boston
3/1/87                                           $10,000            $10,000
12/31/87                                          $9,677            $10,101
12/31/88                                         $11,397            $11,480
12/31/89                                         $11,330            $11,523
12/31/90                                         $10,316            $10,788
12/31/91                                         $14,122            $15,508
12/31/92                                         $16,354            $18,092
12/31/93                                         $19,587            $21,513
12/31/94                                         $18,151            $21,302
12/31/95                                         $21,128            $25,010
12/31/96                                         $24,042            $28,116
12/31/97                                         $27,836            $31,667
12/31/98                                         $29,169            $35,068

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to March 1, 1987 when T. Rowe Price Associates Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

Value Equity Fund

The stock market rallied strongly in the fourth quarter, with the S&P 500 Index delivering a total return of 21.3%. As a consequence, 1998 turned out to be another in a series of remarkable years for the market. The total return on the Standard & Poor's 500 Index was 28.6% in 1998, signaling the fourth consecutive year in which the index has gained more than 20%. Beneath the surface, however, there were many crosscurrents. The 1998 increase of the S&P 500 was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Russell 2000, a benchmark of small company stocks, actually declined 2.6% in 1998. This strong relative performance of large versus small stocks reflected the preference of many investors for owning highly liquid large issues -- especially those with predictable earnings -- in an uncertain global economic environment.

The Portfolio delivered positive returns in the year and the fourth quarter, but below the S&P 500. While the Portfolio's 1998 results did not live up to our expectations, we are sticking with our risk-averse investment philosophy which has produced excellent returns over time. We are concerned about the extremely high price/earnings ratios of many large growth stocks and also about a recent trend toward rampant speculation, such as the craze for Internet stocks. We think this is a time to invest carefully for the long term, not to buy companies that happen to be in vogue.

We focus on individual companies and try to understand where their businesses are heading over the next several years. Simply stated, we want to invest in superior businesses that are underpriced in the stock market. We define a superior business as one that is extremely well managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchase. The objectives of our strategy are to control risk and generate above-market returns over time.

To a large degree, the strong performance of the stock market in the fourth quarter reflected the positive impact of interest rate cuts by the Federal Reserve, rather than improved corporate earnings. In fact, as we enter 1999, the outlook for the economy and for corporate earnings is more unsettled than is usually the case. We think the rate of economic growth in the U.S. is likely to slow in the coming year and that corporate earnings will be under pressure. To us, this scenario dictates a careful investment approach. We believe the challenge for investors will be to chart a course that captures favorable returns while guarding against economic and market uncertainty. Through our disciplined value philosophy, we seek to do just that by owning quality businesses that can generate high levels of cash flow in all economic environments.

Independence Capital Management, Inc.
Investment Adviser
OpCap Advisors
Investment Sub-Adviser

Comparison of Change in Value of $10,000 Investment in Penn
Series Value Equity Fund and S&P 500


   Value Equity
                                               Penn Series          S&P 500
11/1/92                                          $10,000            $10,000
12/31/92                                         $10,402            $10,467
12/31/93                                         $11,138            $11,522
12/31/94                                         $11,464            $11,674
12/31/95                                         $15,761            $16,061
12/31/96                                         $19,731            $19,748
12/31/97                                         $24,660            $26,328
12/31/98                                         $27,025            $33,850

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when OpCap became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

Small Capitalization Fund

Small cap stocks, which had been battered in the third quarter, sprang back to life in early October, with technology issues leading the advance. However, the rally proved short lived. By mid-November, small caps were again lagging large caps, reflecting the preference of many investors for owning highly liquid large cap stocks -- especially large caps with predictable earnings -- in a volatile market environment.

Small caps have now underperformed large caps for five years, resulting in a record valuation gap between small and large stocks. The Russell 2000, a small cap benchmark, has historically carried a price/earnings ratio equal to about 125% of the P/E of the Standard & Poor's 500. Investors have traditionally been willing to pay more for small caps because of their entrepreneurial characteristics and superior earnings growth potential. By contrast, at the end of 1998 the Russell 2000's P/E was just 78% of the S&P 500's, the lowest ratio since the Russell was introduced in 1979.

A patient, disciplined value style tends to work well in the small cap sector, where quality stocks are sometimes overlooked and mispriced because of lack of analyst coverage. We buy businesses with high returns on capital, high cash flow and barriers to entry, available at reasonable valuations. Owning superior companies at low relative valuations provides opportunity for profit and helps control risk.

Our returns in the quarter were competitive within our small cap value peer group, but were below the Russell 2000. Our performance was hurt, in particular, by our holdings of oil and gas stocks, including Cabot Oil & Gas and St. Mary Land & Exploration. We continue to like both investments. Not only do they trade below net asset value, but we believe both companies possess the fundamental strengths to perform well long term even if energy prices do not recover. Both companies have consistently demonstrated their ability to add new oil and gas reserves at a finding cost well below the industry average.

Early in the quarter, we capitalized on price weakness to establish a new position in Dentsply International. Dentsply is a leading manufacturer of dental consumables and equipment. The company is using its substantial free cash flow to make one or two acquisitions per year, achieving cost efficiencies by folding the acquired companies into its existing infrastructure and distribution network. Dentsply's earnings, which are relatively predictable, are increasing at a rate of about 15% annually. Moreover, unlike other health care sectors, Dentsply's business is only minimally influenced by managed care.

We added to several existing holdings, including Wallace Computer Services. Wallace supplies Fortune 1000 companies with consumable business and office products, such as business forms and labels, as well as custom and commercial printing. Although recent earnings have been dampened by declining paper prices and costs associated with assimilating an acquisition, revenues continue to increase. We believe the company will benefit over time from a rationalization of its industry, which is contracting from five large companies to three. The stock is trading at about 14 times anticipated fiscal 1999 earnings.

Late in the quarter, we established a new position in Precision Castparts, which makes castings for customers in the aerospace industry and other markets. We bought the stock after the price fell in response to production problems at Boeing, Precision's largest customer. Apart from its work for Boeing, the company's business, including its sales to the gas turbine market, continues to grow. Moreover, the company earns high returns on equity and generates substantial and growing free cash flow. We believe the stock is undervalued at nine times anticipated earnings.

Independence Capital Management, Inc.
Investment Advisor
OpCap Advisors
Investment Sub-Adviser

Comparison of Change in Value of $10,000 Investment in Penn
Series Small Cap Fund and Russell 2000


   Small Cap Fund
                                               Penn Series        Russell 2000
3/1/95                                           $10,000            $10,000
12/31/95                                         $11,276            $12,490
12/31/96                                         $13,504            $14,550
12/31/97                                         $16,613            $17,804
12/31/98                                         $15,091            $17,346


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

Growth Equity Fund

We entered 1998 with modest expectations. There were sufficient positives to provide a reasonably attractive environment for the U.S. financial markets, but the market's valuation and several other factors gave us some cause for concern. At the time we suggested that returns for the stock market in 1998 would be positive but less robust than those realized the previous few years. Many of the same factors were at work as in the previous year, but with a twist. A year earlier investor concerns had centered around the reemergence of inflationary pressures within the U.S. economy, while at the outset of 1998 those same investors were more concerned about the global deflationary pressures being exacerbated by the turmoil in Southeast Asia. We envisioned a Federal Reserve walking a tightrope as it evaluated our nation's ability to adjust to this heightening influence.

Overall this scenario proved to be on the mark, although the issues the financial markets had to cope with in 1998 were even more numerous than originally thought. Over the course of the year Southeast Asia and Japan's woes were duplicated in South and Central America and Russia. The U.S. and its allies intervened in the Middle East. And at home the United States faced an impeachment debate. Despite a late summer decline that felt rather bearish to many, the stock market, by most measures, was able to post gains for the year. The U.S. economy had continued to grow throughout 1998, contributing to respectable corporate earnings growth, particularly from its growth sectors, while declines in both inflation and interest rates, aided by shrinkage of the budget deficit and a newly accommodative Federal Reserve, provided the stock market with some valuation support.

The largest capitalization stocks, but in particular growth stocks, dominated the performance ranks throughout the year.Additionally, among growth stocks there was better performance registered by each successively larger capitalization grouping. For value stocks the differences based upon capitalization were also pronounced. Consider that the Russell 2500, representing all but the 500 largest companies in the Russell 3000, returned only 0.38% for the year, while the Russell 1000, which includes all 1000 of the largest companies, returned 27.02%. That performance difference is solely attributable to the outstanding performance of those 500 largest stocks.

The Penn Series Growth Equity Fund continued to emphasize the ownership of companies capable of generating consistent and sustainable earnings growth. Growth in both earnings and sales remain well above those of the general market. Using an analysis that focuses on the evaluation of earnings trends for individual companies we have been able to establish and maintain a significant edge in identifying firms that can and do produce positive earnings surprise and subsequently report growth at rates that betters their historical trends. Growth continues to be found most consistently among technology, consumer cyclical, healthcare and financial service companies.

Outlook

At the risk of being repetitive, we enter 1999 much as we entered 1998, with modest expectations. While there are enough positives to provide a reasonably attractive environment for the U.S. financial markets, the negatives remain sufficient to keep us wary.

First the positives. The U.S. economy continued to expand in 1998 and is expected to do so again in 1999. Consensus forecasts project growth of the real gross domestic product (GDP) in a range of 1.5% - 2.5%. We believe a recession is unlikely given the recent shift in Federal Reserve policy toward accommodation and its positive impact, particularly on the American consumer. Internationally, central banks around the globe are also easing, which should help to stabilize many of these economies. Inflation in the U.S. should remain in check, increasing at a rate of about 1.5%. This will have a salutary effect on interest rates, bolstering economic growth. Couple subdued inflation and continued economic growth with ongoing productivity gains and it is quite possible that corporate earnings will move ahead in 1999 at a pace that surpasses expectations. Remember, too, that the U.S. government may run a surplus in 1999, again reducing its demands on the financial markets.

Among the negatives, of particular concern are the uncertainties created by the impeachment trial of President Clinton, the economic upheaval in Southeast Asia and Latin American, and the political upheaval in Russia and the Middle East. There is also the concern about the costs associated with the Year 2000 (Y2K) conversion of computer systems. Although these issues have been pushed into the background by the market's improvement in recent months their occasional resurfacing will, if nothing else, add an element of volatility to the financial markets. At the same time it is difficult to overlook the issue of valuation. Currently the S&P 500 is trading at a price/earnings multiple of around 30 times reported earnings, a historically high figure. Can the S&P 500 stretch its streak of years with positive annual total returns to nine?

In this environment we can not overemphasize the importance of owning companies that can deliver earnings that are consistent with history and expectations. Companies in the computer, telecommunications, pharmaceutical and growth retailing industries that utilize technology or innovation to unlock opportunities for new products and services and to increase productivity should be favored. Commodity-oriented companies, or any dependent on rising prices, will likely under-perform again this year.

Independence Capital Management, Inc.
Investment Adviser

Comparison of Change in Value of $10,000 Investment in Penn
Series Growth Equity Fund and S&P 500


   Growth Equity Fund
                                               Penn Series          S&P 500
11/1/92                                          $10,000            $10,000
12/31/92                                         $10,661            $10,467
12/31/93                                         $11,986            $11,522
12/31/94                                         $11,013            $11,687
12/31/95                                         $13,926            $16,075
12/31/96                                         $16,678            $19,767
12/31/97                                         $21,140            $26,353
12/31/98                                         $29,950            $33,882

The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when Independence Capital Management Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

Quality Bond Fund
For the fourth quarter, interest rates backed up from the 1998 lows reached at the end of the third quarter. Treasury yields backed up 10-25 basis points with most of the back up in the front end of the yield curve. This in spite of the three Federal Reserve moves to lower the Federal Funds rate by a total of 75 basis points over a six week period ending in November.

Essentially, the bond market experienced something of a flight from quality in the fourth quarter as the stock market and the economy responded vigorously to the interest rate cuts. In addition, the Federal Reserve rate reductions and subsequent strength in the stock market also contributed to a significant tightening in credit market quality yield spreads as perceptions of financial and economic crises dissipated.

Growth in the fourth quarter is estimated to come in at over 4% Real GDP and this has led many market participants to believe that the US economy is virtually immune to the travails of the global economic scene. After all, the beginning of the Asian crisis began one and one half years ago and the US economy has averaged well over a 3.5% real GDP pace over that period. The view is that this crisis has done its worst and yet the US economy and the stock market is still alive and kicking. We humbly disagree. We think that the global contagion is alive and well and has continued to wreak havoc throughout the world, slowing global growth and creating deflationary pressures as well as disappointing profits for corporations worldwide, including the US.

Recent events have linked the global contagion to Latin America with the devaluation in Brazil this week. We believe that this will add to the troubles in the region already initiated by low commodity prices. This adds another large part of the world's economy in turmoil and one where U.S. business is more closely linked than in other territories exposed to the economic problems.

What has benefited the US economy in the past year that cannot be necessarily counted on in the future is the dramatic drop in interest rates and the response by the interest sensitive sectors of the economy. In addition, the economy's sensitivity to the stock market has apparently increased in recent years. The sensitivity has been demonstrated yet again in closer degree in recent months. Given the historically high valuation measures and poor outlook for profits it is not a given that past gains is prologue for the stock market. The question for 1999 is whether it is credible that the U.S. stock market and the U.S. consumer sector can remain an oasis of prosperity given the stress the U.S. business sector is experiencing. Most likely, it cannot.

Our positioning in the new year is to have roughly neutral weightings in both duration and in spread products. However we continue to think that the next major move in the bond market is for yields to make new lows and for the Federal Reserve to eventually move the Federal Funds rate aggressively lower to attempt to offset the domestic economic weakness engendered by the global economic contagion.

Independence Capital Management, Inc.
Investment Adviser

Comparison of Change in Value of $10,000 Investment in Penn
Series Quality Bond Fund and Lehman Aggregate Bond Index




   Quality Bond Fund
                                               Penn Series        Lehman Index
11/1/92                                          $10,000            $10,000
12/31/92                                         $10,198            $10,161
12/31/93                                         $11,388            $11,152
12/31/94                                         $10,778            $10,826
12/31/95                                         $12,949            $12,826
12/31/96                                         $13,485            $13,289
12/31/97                                         $14,568            $14,576
12/31/98                                         $16,049            $15,839


The performance information shown here does not reflect variable account charges and fees nor does it reflect the period prior to November 1, 1992 when Independence Capital Management Inc. became the Fund's investment sub-adviser. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

Emerging Growth Fund

The small-cap sector was volatile, depressing, inspiring, and when all was done, reasonably flat in performance for the year. Fortunately, we managed to provide significantly better returns.

The Penn Series Emerging Growth Portfolio rose 38% in the fourth quarter 1998 to finish the year with a 35.70% calendar year return. This compares to the benchmark Russell 2000 Growth that rallied up 23.64% in the fourth quarter to close the year with a very modest -2.57% return.

The broad equity market rallied in the fourth quarter as the Fed implemented three interest rate cuts. We were encouraged to see demand for small company shares return in a meaningful way and were well positioned to take advantage of this renewed small-cap interest, particularly in companies leveraging the changes created by the rapid spread of the Internet.

We maintained our overweighted exposure to the broad technology sector and were rewarded with strong performance from the sector and outstanding performance from certain holdings. We added TranSwitch Corporation and MIPS Technologies Inc. to the portfolio in late summer as we sensed that these companies were positioned to benefit from the positive turn in the semi-conductor industry.

We also realized strong gains in Gemstar International Group and ECsoft Group plc. We have owned both companies since we began managing your account. We have enjoyed a price /earnings multiple expansion in both, as the companies continue to execute their business strategies and investors expand their ownership of the stocks. Our understanding of both companies business, and active dialogue with company management, gave us the confidence to maintain both positions in the face of third quarter volatility, particularly in ECsoft stock.

Network Solutions, Inc., is another long held position that capped spectacular calendar year performance with a strong fourth quarter rise. We researched Network Solutions, Inc., in late 1997 and were attracted to the company's dominant position in providing domain names associated with Internet web sites. We concluded that the company could continue to produce superior revenue and earnings growth even if their market share was reduced. In fact, their competitive environment heightened as we moved through 1998. Yet, the company continued to flourish and investors, realizing the attractive growth characteristics and reoccurring revenue characteristics of the business bid the stock significantly higher.

We also realized strong performance from an overweighted retail allocation in the fourth quarter. Several specialty retailers provided strong performance, including Bebe Stores Inc.

Bebe Stores Inc. is a specialty retailer that caters to women in the 20-30-age bracket. The company has exploited this critical market with a strong mix of popular brand and logo merchandise that helps boost gross margins ahead of many other retailers. We purchased the stock in mid-1998 at an attractive P/E multiple and have been rewarded with strong performance as investors recognize Bebe Stores Inc.'s solid product mix, aggressive inventory management, and sound new store opening strategy.

The small-cap market provided investors a great challenge last year. Our diligent research effort paid off, enabling us to understand, analyze, and finally purchase a broad number of truly exciting emerging growth companies and navigate the volatility that characterized the year.

We go into the New Year, optimistic about the small-cap investment environment.

Independence Capital Management, Inc.
Investment Adviser
Robertson Stephens Investment Management
Investment Sub-Adviser

Comparison of Change in Value of $10,000 Investment in Penn
Series Emerging Growth Fund and Russell 2000



Emerging Growth Fund
                                              Penn Series      Russell 2000
5/1/97                                          $10,000           $10,000
12/31/97                                        $13,922           $12,868
12/31/98                                        $18,892           $12,537


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management's Discussion of Fund Performance

International Equity Fund

Asia experienced positive momentum for the fourth quarter, with Japan returning 26.9% and the Pacific Region ex Japan returning 23.5%. Government recapitalization plans helped to spur the financials to rally in Japan. For the rest of Asia, improving current accounts, lower interest rates, strengthening currencies and portfolio reallocation helped to support equity returns in the region. The Japanese economy continues to be weak -- last year's company failures and bankruptcies in the manufacturing sector exceeded the record set in 1984. The longer it takes for a full-scale resolution of the bad debt problem, the greater the risk that currently strong borrowers end up as victims. Japan has only five Moody's triple A-rated firms left.

Our underexposure to the Japanese banking sector hurt our performance relative to the benchmark. While benchmark risk inflicts occasional short-term pain, we believe the greater risk is owning firms that destroy shareholder value instead of creating it. We do not believe the Japanese Government's methodology in dealing with its bad debt problem (i.e. merging banks and creating bridge banks) will be constructive in creating better profits, in terms of ROE, for any institution. Our stock selection process does not allow us to own firms with weak balance sheets. We prefer to own firms with high interest rate coverage ratios and low debt levels, such as Credit Saison, Nintendo, Takeda Chemical and Fuji Photo, which relative to their cost of capital are creating value.

The finalization of the "Euro" continues to attract capital to the European capital markets. The new Eurozone is a border free-market composed of 11 countries with a $6.5 trillion economy and an aggregate population greater than that of the US. The Euro will act as the world's second largest reserve currency. Merger & Acquisition activity has been a continuous theme in Europe, but to a certain extent has driven valuations to unsustainable levels, particularly in the telecom stocks, with the exception of Vodafone, which has a proven track record and, we believe, will remain strong. The perceived financial and economic repercussions from the Russian debacle hit the European markets with force in the early fall. European equities declined on average 40%. However, we believe Russia will have little impact on the real economies of core Europe and the U.K. Valuations became attractive against falling bond yields and reinforced the profitability profiles of European companies.

Our lack of exposure to the Italian and Spanish equity markets hurt the performance of the portfolio. Takeover speculation in the Italian and Spanish markets, particularly in the utilities, telecom and banking sectors, was tremendous and, in our view, overdone. Additionally, Spanish companies are heavily exposed to the volatile Latin American markets. More importantly, the absolute valuations of most companies were not compelling.

Independence Capital Management, Inc.
Investment Adviser
Vontobel, USA
Investment Sub-Adviser

Comparison of Change in Value of $10,000 Investment in Penn Series International Equity Fund and MSCI Europe Australia Far East (EAFE) Index



   Intl Equity Fund
                                               Penn Series            EAFE
11/2/92                                          $10,000            $10,000
12/31/92                                         $10,200            $10,140
12/31/93                                         $14,090            $13,446
12/31/94                                         $13,201            $14,491
12/31/95                                         $15,023            $16,114
12/31/96                                         $17,557            $17,087
12/31/97                                         $19,385            $17,391
12/31/98                                         $23,039            $20,869


The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

----------------------------------------------------------
This Page Left Intentionally Blank


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE MONEY MARKET FUND

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
COMMERCIAL PAPER (41.4%)
  Carolina Power and Light
   5.13%............................................           02/03/99   A-1        1,700  $1,692,006
   5.45%............................................           01/28/99   A-1          750     746,934
  Caterpillar Inc.
   5.05%............................................           01/08/99   A-1        1,000     999,018
  Dekalb County For
   Emory University
   5.25%............................................           01/21/99   A-1        1,500   1,500,000
  Ford Motor Credit Corp.
   5.01%............................................           01/28/99   A-1        2,300   2,291,358
   5.05%............................................           02/05/99   A-1          700     696,563
  General Electric
   Capital Corp.
   5.16%............................................           03/09/99   A-1        2,000   1,980,793
  General Electric Capital
   Mortgage Services
   5.01%............................................           02/19/99   A-1          250     248,295
  General Motors
   Acceptance Corp.
   5.16%............................................           01/14/99   A-2        2,500   2,495,342
  GTE Corp.
   5.20%............................................           02/22/99   A-2        1,000     992,489
   5.30%............................................           02/09/99   A-2        1,500   1,491,388
  Merrill Lynch
   5.47%............................................           01/22/99   A-1        1,000     996,809
  Monsanto Co.
   5.47%............................................           01/11/99   A-1        1,500   1,497,721
   5.10%............................................           02/01/99   A-1          300     298,683
  New York, New York
   5.40%............................................           01/14/99   A-1        1,600   1,600,000
  Walt Disney Co.
   5.05%............................................           01/15/99   A-1        2,500   2,495,090
   5.10%............................................           02/16/99   A-1          103     102,329
                                                                                            ----------
TOTAL COMMERCIAL PAPER
   (Cost $22,124,818)                                                                       22,124,818
                                                                                            ==========
CORPORATE BONDS (24.0%)
  Associates Corporation
   North America
   7.25%............................................           09/01/99   AA-          150     151,533
   6.68%............................................           09/17/99   AA-        1,650   1,661,120
  Caterpillar Financial
   Service Corp.
   6.77%............................................           02/02/99    A+        1,000   1,001,308
  Chase Manhattan Corp.
   7.58%............................................           07/23/99    A         2,000   2,020,849
  Coca-Cola Enterprises
   7.00%............................................           11/15/99    A+        1,000   1,016,379
  Florida Power and Light
   5.50%............................................           07/01/99   AA-          250     249,805
  General Motors
   Acceptance Corp.
   7.75%............................................           01/15/99   A-2          325     325,228
  GTE Northwest Inc.
   6.125%...........................................           02/15/99   A-1          375     375,114
  Mobil Corp.
   7.25%............................................           03/15/99    AA          115     115,351
  Norwest Financial Inc.
   6.68%............................................           09/15/99    A+        1,000   1,007,240

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
  Sears Roebuck Co.
   8.00%............................................           02/16/99    A-        2,500  $2,507,990
  Southern California Edison
   7.50%............................................           04/15/99    A-          500     502,382
  Texas Instruments Inc.
   6.75%............................................           07/15/99    A         1,550   1,558,224
  Wachovia Bank
   North America
   6.00%............................................           03/15/99   AA+          350     350,169
                                                                                            ----------
TOTAL CORPORATE BONDS
   (Cost $12,842,692)...............................                                        12,842,692
                                                                                            ==========

VARIABLE RATE DEMAND NOTES (21.6%)+
  Alabama State
   Development Authority
   6.00%............................................           01/07/99   A-1          500     500,000
  Barton Healthcare
   5.70%............................................           01/06/99   A-1          430     430,000
  Baylis Group Partnership
   6.00%............................................           01/06/99   A-1          700     700,000
  Berks County Industrial
   Development Authority
   6.05%............................................           01/07/99   A-1          535     535,000
  Bloomfield, New Mexico
   5.70%............................................           01/07/99   A-1          600     600,000
  Columbia County Georgia
   Development Authority
   5.70%............................................           01/07/99   A-1        1,390   1,390,000
  Community Health
   Systems, Inc.
   6.05%............................................           01/07/99   A-1        1,065   1,065,000
  Community Health
   Systems, Inc.
   6.05%............................................           01/07/99   A-1          365     365,000
  Durham Risk
   Management Co.
   5.17%............................................           01/07/99   A-1          500     500,000
  Fairview Hospital and
   Healthcare Services
   5.65%............................................           01/07/99   AAA          500     500,000
  GMG Warehouse
   American National
   5.70%............................................           01/06/99   A-1          875     875,000
  Health Insurance Plan of
   Greater NY
   5.65%............................................           01/07/99   A-1          500     500,000
  Illinois Development
   Finance Authority
   5.70%............................................           01/07/99   A-1          600     600,000
  Liliha Partners LP
   6.05%............................................           01/06/99   A-1        1,155   1,155,000
  Montgomery County PA
   Industrial Development
   Authority
   6.05%............................................           01/07/99   A-1          775     775,000
  Saint Francis Health
   6.05%............................................           01/07/99   A-2          490     490,000
  Silver City New Mexico
   5.70%............................................           01/07/99   A-1          600     600,000
                                                                                           -----------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $11,580,000)...............................                                        11,580,000
                                                                                           -----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE MONEY MARKET FUND

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
MEDIUM TERM NOTES (5.4%)
  Associates Corporation
   North America
   6.125%............................................         11/12/99    AA-       1,000  $1,009,113
  Bank One Wisconsin
   5.74%............................................          05/11/99    AA          350     349,938
  Caterpillar Financial
   Service Corp.
   6.78%............................................          08/05/99     A+         250     251,600
  NYNEX Capital Funding
   7.60%............................................          07/19/99     A        1,000   1,012,377
  Xerox Corp.
   7.01%............................................          04/30/99     A          250     250,980
                                                                                            ---------
TOTAL MEDIUM TERM NOTES
   (Cost $2,874,008)................................                                        2,874,008
                                                                                            =========

                                                                                  Number
                                                                                of Shares
                                                                                ---------
SHORT-TERM INVESTMENTS (7.6%)
  Janus Money Market
   Fund.............................................                            2,666,715    2,666,715
  Temporary Investment
   Fund Class B ....................................                            1,416,465    1,416,465
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,083,180)................................                                         4,083,180
                                                                                           -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $53,504,698)(a.............................                                       $53,504,698
                                                                                           ===========


(a) Cost for Federal income tax purposes.
+ The rate shown is the rate as of December 31, 1998, and the maturity is the next interest readjustment date.


The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.

                                                      Percentage of Portfolio
   Maturity                           Amount          -----------------------
   Schedule                             Par                          (cum)
   --------                           ------                         -----
   1- 7 days                        $11,580,000          23.4%        23.4%
   8- 14 days                         6,600,000          13.4%        36.8%
   15- 30 days                        8,375,000          17.0%        53.8%
   31- 60 days                        9,428,000          19.1%        72.9%
   61- 90 days                        2,465,000           5.0%        77.9%
   91-120 days                          750,000           1.5%        79.4%
   121-150 days                         350,000           0.7%        80.1%
   Over 150 days                      9,850,000          19.9%       100.0%
                                    -----------         -----
                                    $49,398,000         100.0%
                                    ===========         =====

Average Weighted Maturity -- 69 days
The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE QUALITY BOND FUND

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
CORPORATE BONDS (10.5%)
Canadian Gov't Agency (2.2%)
   Hydro-Quebec 8.05%...............................           07/07/06    A+        1,150  $1,398,687
                                                                                           -----------
Financial (1.7%)
  Associates Corp. N.A.
   7.75%............................................           02/15/05   AA-          500     555,625
  General Electric Capital
   Corp. 8.125%.....................................           02/01/99   AAA          500     501,028
                                                                                           -----------
                                                                                             1,056,653

General Obligation Bonds (1.6%)
  General Electric Capital
   Corp. 6.66%......................................           05/01/00   AAA        1,000   1,017,500
                                                                                           -----------
Industrial (1.7%)
  IBM Corp. 6.22%...................................            08/01/27    A+        1,000   1,061,250
                                                                                           -----------
Retail (0.3%)
  Penney (J.C.) Inc.
   Note 9.45%.......................................           07/15/02    A+          175     185,500
                                                                                           -----------
Services-Equipment Renting & Leasing (0.2%)
  Service Corporation
   International 7.00%..............................           06/01/15  BBB+          100     103,875
                                                                                           -----------
Transportation (1.1%)
  CSX Corp. 7.05%...................................           05/01/02   BBB          660     685,575
                                                                                           -----------
Utility (1.7%)
  Calenergy Co. Inc.
   8.48%............................................           09/15/28   BB+          975   1,084,688
                                                                                           -----------
TOTAL CORPORATE BONDS
   (Cost $6,099,819)................................                                         6,593,728
                                                                                           -----------
U.S. TREASURY OBLIGATIONS (34.9%)
Treasury Bonds (3.2%)
   7.50%............................................           11/15/16    NR          700     869,831
   6.125%............................................          11/15/27    NR        1,025   1,145,938
                                                                                           -----------
                                                                                             2,015,769
                                                                                           -----------
Treasury Notes (31.7%)
   6.25%............................................           08/31/02    NR        3,750   3,946,545
   5.75%............................................           04/30/03    NR        6,625   6,896,268
   5.75%............................................           08/15/03    NR        1,900   1,984,987
   6.50%............................................           05/15/05    NR        5,625   6,166,091
   5.625%...........................................           05/15/08    NR          900     961,005
                                                                                           -----------
                                                                                            19,954,896
                                                                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $21,961,438)...............................                                        21,970,665


                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
AGENCY OBLIGATIONS (40.5%)
Federal National Mortgage Association Bonds
   4.50%............................................           01/04/99    NR        6,400  $6,397,600
   5.625%...........................................           03/15/01    NR        3,100   3,150,555
   6.00%............................................           11/30/28    NR        5,000   4,935,950
   6.45%............................................           12/01/03    NR        1,207   1,241,677
   6.50%............................................           12/01/26    NR        1,500   1,510,320
   6.67%............................................           12/01/04    NR        1,759   1,831,648
   6.825%...........................................           09/01/07    NR        2,702   2,819,497
   7.00%............................................           01/01/29    NR        2,000   2,041,260
   7.50%............................................           12/01/26    NR        1,500   1,540,320
                                                                                           -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $25,218,011)...............................                                        25,468,827
                                                                                          -----------
COMMERCIAL ASSET BACKED SECURITIES (6.5%)
  Comed Transitional
   Funding Trust
   5.44%............................................           03/25/07   AAA        2,000   1,997,500
  Morgan Stanley 6.95%..............................           12/10/07    AA          464     494,689
  Railcar Leasing, LLC
   7.125%...........................................           01/15/13   AAA        1,000   1,098,750
  Sasco 96- CFl Class B
   6.303%...........................................           02/25/28    AA          500     508,642
                                                                                           -----------
TOTAL COMMERCIAL ASSET BACKED SECURITIES
   (Cost $4,013,482)..............................                                           4,099,581
                                                                                           -----------
                                                                             Shares
                                                                             ------
SHORT-TERM INVESTMENTS (7.6%)
   Janus Money Market Fund..........................                        2,644,429        2,644,429
   Temporary Investment Fund Class B................                        2,161,869        2,161,869
                                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,806,298)................................                                         4,806,298
                                                                                           -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $62,099,048) (a)...........................                                       $62,939,099
                                                                                           ===========

(a) At December 31, 1998, the cost for Federal income tax purposes was $62,136,407. Net unrealized appreciation was $802,692. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $982,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $179,747.

     The Standard & Poor's corporation ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.

     The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE HIGH YIELD BOND FUND


                                                                                       Par
                                                              Maturity    Rating      (000)      Value
                                                              --------    ------      -----      -----
CORPORATE BONDS (87.9%)
-----------------------
Advertising (0.2%)
   American Business
    Information
    Inc. 9.50% ...........................................      06/15/08     B          175    $ 140,000
                                                                                              ----------
Aerospace & Defense (2.3%)
   Communication & Power
    Industries 12.00% ....................................      08/01/05     B          750      778,125
   Dyncorp, Inc.
    9.50% ................................................      03/01/07     B          425      420,750
   L-3 Communications
    Corp. 10.375% ........................................      05/01/07     B          325      357,500
                                                                                              ----------
                                                                                               1,556,375
                                                                                              ----------
Automobiles & Related (1.4%)
   Advance Stores Co.
    10.25% ...............................................      04/15/08     B-         300      304,500
   Federal Mogul, Inc.
    7.75% ................................................      07/01/06     BB+        400      405,912
   Trident Automotive
    10.00% ...............................................      12/15/05     B-         250      252,500
                                                                                              ----------
                                                                                                 962,912
                                                                                              ----------
Broadcasting (3.8%)
   CBS Radio, Inc.
    11.375% ..............................................      01/15/09     NR         263      307,827
   Chancellor Media
    Corporation 9.375% ...................................      10/01/04     B          500      518,750
   Citadel Broadcasting
    Co. 9.25% ............................................      11/15/08     B-         150      156,000
   Jacor Communications
    Co. 8.00% ............................................      02/15/10     B          375      393,750
   Lin Holdings, Corp.
    9.319%++ .............................................      03/01/08     B-         150      105,375
   Muzak Limited Partners
    10.00% ...............................................      10/01/03     B+         500      520,000
   Radio Unica Corp.
    14.99%++ .............................................      08/01/06     NR         250      135,000
   Sinclair Broadcast Group
    8.75% ................................................      12/15/07     B          250      253,125
   TV Azteca SA DE CV
    10.50% ...............................................      02/15/07     B+         200      163,000
                                                                                              ----------
                                                                                               2,552,827
                                                                                              ----------
Building Products (2.7%)
   American Builders
    and Contractors
    10.625% ..............................................      05/15/07     B          500      465,000
   Associated Materials, Inc.
    9.25% ................................................      03/01/08     B          600      612,000
   Building Materials Corp.
    7.75% ................................................      07/15/05     BB         250      246,250
   ISG Resources, Inc.
    10.00% ...............................................      04/15/08     B-         500      495,000
                                                                                              ----------
                                                                                               1,818,250
                                                                                              ----------
Cable Operators (3.5%)
   Adelphia
    Communications
    Corp. 9.875% .........................................      03/01/07     B+         250      276,875
   CSC Holdings, Inc.
    7.625% ...............................................      07/15/18     BB+        425      433,041


                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Falcon Holding Group
    9.246%++ .............................................      04/15/10     B          200    $ 136,000
   Frontiervision L.P.
    11.00% ...............................................      10/15/06     B          400      444,000
   Frontiervision Holdings
    L.P. 9.9%++ ..........................................      09/15/07     B          400      335,000
   Fundy Cable Ltd.
    11.00% ...............................................      11/15/05     BB         300      318,000
   Marcus Cable Co.
    11.162%++ ............................................      12/15/05     B          450      432,000
                                                                                              ----------
                                                                                               2,374,916
                                                                                              ----------
Chemicals (1.3%)
   International Specialty
    Products, Inc.
    9.75% ................................................      02/15/02     BB-        500      531,250
   Sovereign Specialty
    Chemicals 9.50% ......................................      08/01/07     B-         350      355,250
                                                                                              ----------
                                                                                                 886,500
                                                                                              ----------
Conglomerates (0.6%)
   ICF Kaiser International,
    Inc. 13.00% ..........................................      12/31/03     NR         400      396,000
                                                                                              ----------
Consumer Products (1.6%)
   Purina Mills, Inc.
    9.00% ................................................      03/15/10     B          600      597,000
   Revlon Consumer
    Products 8.125% ......................................      02/01/06     B          150      142,500
    8.625% ...............................................      02/01/08     B-         350      322,000
                                                                                              ----------
                                                                                               1,061,500
                                                                                              ----------
Container (3.8%)
   Anchor Advanced
    Products 11.75% ......................................      04/01/04     BB-        600      654,000
   BWAY Corp.
    10.25% ...............................................      04/15/07     B          500      525,000
   Plastic Containers, Inc.
    10.00% ...............................................      12/15/06     B+       1,000    1,050,000
   U.S. Can Corp.
    10.125% ..............................................      10/15/06     B          350      368,375
                                                                                              ----------
                                                                                               2,597,375
                                                                                              ----------
Diversified Chemicals (0.7%)
   Koppers Industry, Inc.
    9.875% ...............................................      12/01/07     B-         500      490,000
                                                                                              ----------
Electric Utilities (0.8%)
   Niagara Mohawk
    Power Corp.
    7.281%++ .............................................      07/01/10     BB+        400      309,052
    7.75% ................................................      10/01/08     BB+        200      217,620
                                                                                              ----------
                                                                                                 526,672
                                                                                              ----------
Electronic Components (0.5%)
   Fairchild Semiconductor
    10.125% ..............................................      03/15/07     B          125      123,750
   Viasystems, Inc.
    9.75%                                                       06/01/07     B-         250      232,500
                                                                                              ----------
                                                                                                 356,250
                                                                                              ----------
Energy Services (4.3%)
   Amerigas Partners LP
    10.125% ..............................................      04/15/07     BB+        400      408,000
   Canadian Forest Oil
    Ltd. 8.75% ...........................................      09/15/07     B          150      137,250


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Energy Corporation of
    America 9.50% ........................................      05/15/07     B          600     $555,000
   Flores & Rucks
    9.75% ................................................      10/01/06     BB-        275      280,500
   Kelley Oil & Gas
    Corporation
    10.375% ..............................................      10/15/06     B-         150      111,000
   Lomak Petroleum
    8.75% ................................................      01/15/07     B          300      276,000
   Plains Resources, Inc.
    10.25% ...............................................      03/15/06     B-         550      555,500
   Pride Petroleum Services
    9.375% ...............................................      05/01/07     BB         425      395,250
   Rutherford-Moran Oil
    10.75% ...............................................      10/01/04     CC         175      199,500
                                                                                              ----------
                                                                                               2,918,000
                                                                                              ----------
Entertainment & Leisure (3.5%)
   Bally Total Fitness
    Holdings 9.875% ......................................      10/15/07     B-         400      392,000
   IMAX Corp.
    7.875% ...............................................      12/01/05     BB-        250      250,625
   Loews Cineplex
    Entertainment
    8.875% ...............................................      08/01/08     B           75       77,438
   Park Place Entertainment
    7.875% ...............................................      12/15/05     BB+        400      400,500
   Premier Parks, Inc.
    9.68%++ ..............................................      04/01/08     B-         125       84,687
   Six Flags Theme Parks
    12.25% ...............................................      06/15/05     B-         600      666,000
   Speedway Motorsports,
    Inc. 8.50% ...........................................      08/15/07     B+         500      527,500
                                                                                              ----------
                                                                                               2,398,750
                                                                                              ----------
Financial Services (0.2%)
   Ocwen Capital Trust I
    10.875% ..............................................      08/01/27     B-         150      120,000
                                                                                              ----------
Food Processing (1.9%)
   B&G Foods, Inc.
    9.625% ...............................................      08/01/07     B-         600      585,000
   Mrs. Fields Original
    10.125% ..............................................      12/01/04     B+         250      241,250
   Shoppers Food Warehouse
    9.75% ................................................      06/15/04     B+         400      431,000
                                                                                              ----------
                                                                                               1,257,250
                                                                                              ----------
Food/Tobacco (3.5%)
   Archibald Candy Corp.
    10.25% ...............................................      07/01/04     B          100      101,500
   Del Monte Foods Co.
    11.131%++ ............................................      12/15/07     B-          75       51,375
   Eagle Family Foods
    8.75% ................................................      01/15/08     B-         250      235,625
   International Home
    Foods, Inc. Senior
    Subordinated Notes
    10.375% ..............................................      11/01/06     B-         600      649,500
   Keebler Corporation
    10.75% ...............................................      07/01/06     BB+        600      678,000
   Smithfield Foods, Inc.
    7.625% ...............................................      02/15/08     BB+        125      125,625
   Southern Foods, Inc.
    9.875% ...............................................      09/01/07     B          500      522,500
                                                                                              ----------
                                                                                               2,364,125
                                                                                              ----------


                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
Healthcare (3.4%)
   Genesis Healthcare
    9.25% ................................................      10/01/06     B-         100      $94,000
   Genesis Health Ventures,
    Inc. 9.75% ...........................................      06/15/05     B-         100       97,000
   Hudson Respiratory Care
    9.125% ...............................................      04/15/08     B-         100       81,000
   Integrated Health
    Services, Inc.
    9.25% ................................................      01/15/08     B-         300      279,000
   Kinetic Concepts, Inc.
    9.625% ...............................................      11/01/07     B-         250      237,500
   Mariner Post-Acute
    Network 9.50% ........................................      11/01/07     B-         250      192,500
   Owens & Minor, Inc.
    10.875% ..............................................      06/01/06     B+         500      537,500
   Quest Diagnostic, Inc.
    10.75% ...............................................      12/15/06     B+         250      277,500
   Tenet Healthcare Corp.
    8.125% ...............................................      12/01/08     BB-        500      516,250
                                                                                              ----------
                                                                                               2,312,250
                                                                                              ----------
Hotels & Gaming (7.4%)
   Argosy Gaming
    12.00% ...............................................      06/01/01     NR         150      147,563
   Casino America, Inc.
    12.50% ...............................................      08/01/03     B+         250      275,625
   Courtyards By Marriott
    10.75% ...............................................      02/01/08     B-         600      618,000
   Grand Casinos, Inc.
    10.125% ..............................................      12/01/03     BB         500      545,135
    9.00% ................................................      10/15/04     B+         300      336,000
   Host Marriott Travel
    Plaza 9.50% ..........................................      05/15/05     BB-        600      624,000
   HMH Properties
    7.875% ...............................................      08/01/08     BB         600      582,000
   ITT Corp.
    7.375% ...............................................      11/15/15     BB         300      253,740
   Players International,
    Inc. 10.875% .........................................      04/15/05     BB-        300      321,000
   Red Roof Inns
    9.625% ...............................................      12/15/03     B          500      508,750
   Rio Hotel & Casino,
    Inc. 10.625% .........................................      07/15/05     B+         350      381,500
    9.50% ................................................      04/15/07     B+          50       55,562
   Venetian Casino LV
    Sands 12.25% .........................................      11/15/04     B-         400      374,000
                                                                                              ----------
                                                                                               5,022,875
                                                                                              ----------
Manufacturing (3.3%)
   Grove Worldwide
    L.L.C. 9.25% .........................................      05/01/08     B          500      455,000
   Goss Graphic Systems,
    Inc. 12.00% ..........................................      10/15/06     CCC+        25       13,750
   Hawk Corp.
    10.25% ...............................................      12/01/03     B+         500      525,000
   HCC Industries, Inc.
    10.75% ...............................................      05/15/07     B-         500      480,000
   International Wire
    Group 11.75% .........................................      06/01/05     B-         500      526,250
   Paragon Corp.
    Holdings 9.625% ......................................      04/01/08     B+         250      207,500
                                                                                              ----------
                                                                                               2,207,500
                                                                                              ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
Media and Communications (1.4%)
   Mediacom L.L.C.
    8.50% ...............................................       04/15/08     B+         175    $ 178,938
   Northland Cable
    Television 10.25% ...................................       11/15/07     B-         500      526,250
   Transwestern Holdings
    11.431%++ ...........................................       11/15/08     B-         250      165,625
   Transwestern Publishing
    9.625% ..............................................       11/15/07     B-         100      104,500
                                                                                              ----------
                                                                                                 975,313
                                                                                              ----------
Mining (0.3%)
   P&L Coal Holdings
    Corp. 8.875% ........................................       05/15/08     B+         200      203,500
                                                                                              ----------
Metals & Steels (0.3%)
   Republic Engineered
    Steel 9.875% ........................................       12/15/01     CCC+       200      202,000
                                                                                              ----------
Miscellaneous Consumer Products (4.9%)
   American Safety Razor
    Co. 9.875% ..........................................       08/01/05     BB-        500      500,000
   Chattem, Inc.
    12.75% ..............................................       06/15/04     B-         500      562,500
   Doane Products Co.
    9.75% ...............................................       05/15/07     B-       1,266    1,303,980
   Hedstrom Holdings, Inc.
    17.274%++ ...........................................       06/01/09     B-          50       22,437
   Herff Jones, Inc.
    11.00% ..............................................       08/15/05     B          500      542,500
   Holmes Products Corp.
    9.875% ..............................................       11/15/07     B-         400      376,000
                                                                                              ----------
                                                                                               3,307,417
                                                                                              ----------
Paper & Paper Products (1.4%)
   Repap New Brunswick
    9.00% ...............................................       06/01/04     B-         200      182,000
    10.625% .............................................       04/15/05     CCC+       650      442,000
   Riverwood International
    10.25% ..............................................       04/01/06     B-         150      147,000
    10.625% .............................................       08/01/07     B-         200      198,000
                                                                                              ----------
                                                                                                 969,000
                                                                                              ----------
Printing and Publishing (2.3%)
   American Lawyer
    Media Holdings
    12.246%++ ...........................................       12/15/08     CCC+       175      109,375
   Hollinger International
    Publishing 9.25% ....................................       03/15/07     BB-        400      422,000
   Liberty Group Publishing
    9.375% ..............................................       02/01/08     CCC+       250      240,625
   Mail-Well Corp.
    8.75% ...............................................       12/15/08     B+         500      500,000
   Sun Media Corp.
    9.50% ...............................................       02/15/07     B-         275      305,250
                                                                                              ----------
                                                                                               1,577,250
                                                                                              ----------
Retail (2.4%)
   Eye Care Centers of
    America 9.125% ......................................       05/01/08     B-         350      325,500
   MTS, Inc.
    9.375% ..............................................       05/01/05     B          100       97,500
   Pantry, Inc.
    10.25% ..............................................       10/15/07     B-         500      522,500
   Safelite Glass Corp.
    9.875% ..............................................       12/15/06     B          300      276,750
    9.875% ..............................................       12/15/06     B-         100       92,250




                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Specialty Retailers, Inc.
    8.50% ...............................................       07/15/05     BB-        325    $ 279,500
                                                                                              ----------
                                                                                               1,594,000
                                                                                              ----------
Savings & Loan Associations (0.8%)
   First Federal Financial
    Corp. 11.75% ........................................       10/01/04     B+         500      515,625
                                                                                              ----------
Service (5.1%)
   Alliance Imaging
    9.625% ..............................................       12/15/05     B-         450      445,500
   AP Holdings, Inc.
    13.283%++ ...........................................       03/15/08     B-         200      108,000
   APCOA, Inc.
    9.249% ..............................................       03/15/08     B-         600      552,000
   Coinmach Corp.
    11.75% ..............................................       11/15/05     B+         307      338,468
   Intertek Finance PLC
    10.25% ..............................................       11/01/06     B          500      465,000
   Iron Mountain, Inc.
    8.75% ...............................................       09/30/09     B-         500      515,000
   MSX International, Inc.
    11.375% .............................................       01/15/08     B-         400      381,000
   Protection One Alarm
    7.375% ..............................................       08/15/05     BBB-       250      251,760
    13.625% .............................................       06/30/05     BB+        260      295,100
    8.125% ..............................................       01/15/09     BB+        150      149,600
                                                                                              ----------
                                                                                               3,501,428
                                                                                              ----------
Specialty Chemicals (0.9%)
   Furon Co.
    8.125% ..............................................       03/01/08     B+         325      321,750
   Octel Developments
    PLC. 10.00% .........................................       05/01/06     B+         250      260,000
                                                                                              ----------
                                                                                                 581,750
                                                                                              ----------
Supermarkets (0.8%)
   Jitney-Jungle Stores
    10.375% .............................................       09/15/07     B-         325      329,875
    12.00% ..............................................       03/01/06     B+         200      223,000
                                                                                              ----------
                                                                                                 552,875
                                                                                              ----------
Telecommunications (13.8%)
   Centennial Cellular
    10.75% ..............................................       12/15/08     CCC+       200      201,000
   Clearnet
    Communications
    12.358%++ ...........................................       12/15/05     NR         200      172,000
   Colt Telecom Group
    PLC 9.579%++ ........................................       12/15/06     B          750      622,500
   Comcast Cellular
    Holdings 9.50% ......................................       05/01/07     BB+        200      213,500
   E. Spire
    Communications
    13.75% ..............................................       07/15/07     NR         100       98,000
    14.157%++ ...........................................       07/01/08     NR         200       82,000
   ICG Holdings, Inc.
    13.106%++ ...........................................       09/15/05     NR         500      408,355
   Intercel, Inc.
    13.056%++ ...........................................       02/01/06     B          250      184,807
   Intermedia
    Communication, Inc.
    8.50% ...............................................       01/15/08     B          100       95,500
    11.021%++ ...........................................       07/15/07     B          275      189,750


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Mastec, Inc.
    7.75% ...............................................       02/01/08     BB-        200     $193,000
   Metrocall, Inc.
    9.75% ...............................................       11/01/07     CCC+       500      480,000
   Metromedia Fiber
    Network 10.00% ......................................       11/15/08     B          200      205,500
   Metronet
    Communications,
    Corp. 11.146%++ .....................................       11/01/07     B          300      195,000
    12.00% ..............................................       08/15/07     B          150      163,125
    10.661%++ ...........................................       06/15/08     B          150       91,875
   Microcell
    Telecommunications,
    Inc. 12.445%++ ......................................       06/01/06     NR         500      370,000
   Nextel Communications,
    Inc. 11.477%++ ......................................       10/31/07     CCC+       450      274,500
    10.31%++ ............................................       08/15/04     CCC+       500      485,000
   NEXTLINK
    Communications, Inc.
    12.50% ..............................................       04/15/06     B          500      535,000
   Pegasus Communications
    9.625% ..............................................       10/15/05     B-         200      200,000
   Pegasus Communications,
    Inc. 9.75% ..........................................       12/01/06     B-         100      100,250
   Price Communications
    9.125% ..............................................       12/15/06     B          600      606,000
   PSINet, Inc.
    10.00% ..............................................       02/15/05     B-         150      148,500
    11.50% ..............................................       11/01/08     B-         450      465,750
   Qwest Communications
    Intl., Inc. 7.50% ...................................       11/01/08     BB+        125      130,625
    8.120%++ ............................................       10/15/07     BB+        600      468,000
   RSL Communications
    PLC 12.00% ..........................................       11/01/08     B-         300      310,500
   Satelites Mexicanos SA
    10.125% .............................................       11/01/04     B-         250      207,500
   Sitel Corporation
    9.25% ...............................................       03/15/06     B+         200      180,000
   Teligent, Inc.
    11.50% ..............................................       12/01/07     CCC         50       46,000
    14.769%++ ...........................................       03/01/08     CCC        450      220,500
   United International
    Holdings
    13.167%++ ...........................................       02/15/08     B          525      283,500
   Verio, Inc.
    10.375% .............................................       04/01/05     B-         150      147,000
    11.25% ..............................................       12/01/08     B-         300      303,000
   Viatel, Inc.
    11.25% ..............................................       04/15/08     NR         100      100,000
    13.165%++ ...........................................       04/15/08     NR         200      113,000
   21st Century Telecom
    Group 17.351%++ .....................................       02/15/08     NR         150       63,000
                                                                                              ----------
                                                                                               9,353,537
                                                                                             -----------
Textiles & Apparel (1.2%)
   Delta Mills, Inc.
    9.625% ..............................................       09/01/07     B+         400      387,000
   Dyersburg Corp.
    9.75% ...............................................       09/01/07     B+         300      268,500
   Glenoit Corp.
    11.00% ..............................................       04/15/07     B-         150      139,500

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----

+@#Plaid Clothing Corp.
    11.00% ..............................................       08/01/03     D          375   $        0
                                                                                              ----------
                                                                                                 795,000
                                                                                              ----------
Transportation (1.6%)
   Greyhound Lines, Inc.
    11.50% ..............................................       04/15/07     B-         500      567,500
   Travelcenters of
    America 10.25% ......................................       04/01/07     B          500      497,500
                                                                                              ----------
                                                                                               1,065,000
                                                                                              ----------
TOTAL CORPORATE BONDS
   (Cost $60,146,842)                                                                        $59,514,022
                                                                                             -----------
COMMERCIAL PAPER (5.5%)
-----------------------
   Ciesco L.P.
    5.20% ...............................................       01/13/99     A-1+     1,340    1,337,677
   General Electric Capital
    5.09% ...............................................       03/10/99     A-1+     1,135    1,123,927
 @ Sysco Corp.
    5.10% ...............................................       01/04/99     A-1+     1,243    1,242,472
                                                                                              ----------
TOTAL COMMERCIAL PAPER
   (Cost $3,704,237)                                                                           3,704,076
                                                                                              ----------

                                                                                     Number
                                                                                   of Shares
                                                                                   ---------
Common Stock (0.9%)
-------------------
@+#Capital Gaming Intl., Inc ............................                                34            0
+  Dr. Pepper Bottling Holdings, Inc.,
    Class A .............................................                            14,800      444,000
+  Gaylord Containers Corp., Class A ....................                             7,500       45,937
+  Hedstrom Holdings ....................................                             6,065        6,065
+  Isle of Capri Casinos ................................                             3,600       14,288
+  Nextel Communications Inc. ...........................                               232        5,481
+  Protection One, Inc. .................................                             8,400       71,925
                                                                                              ----------
TOTAL COMMON STOCK
   (Cost $242,187)                                                                               587,696
                                                                                              ----------
PREFERRED STOCK (5.2%)
----------------------
@  Anvil Holdings, Inc. .................................                             4,545       45,450
   Bank United Capital Trust ............................                               250      250,000
   Capstar Broadcasting Partners ........................                             3,588      430,572
   Citadel Broadcasting Co. .............................                             1,819      207,368
   Clarke USA, Inc. .....................................                             2,792      223,344
   Concentric Network Corp. .............................                                 2        1,710
   CSC Holdings, Inc. Series H ..........................                             1,783      205,477
   CSC Holdings, Inc. Series M ..........................                             9,125    1,021,991
   Cumulus Media, Inc. ..................................                               160      172,352
   E. Spire Communication, Inc. .........................                             1,682       82,404
+  Global Crossing Holdings, Ltd. .......................                             1,500      147,375
   Intermedia Communications, Inc. ......................                             6,167       66,293
+  International Utility Structures .....................                               150      132,000
   Nextel Communications, Inc. ..........................                             1,063      109,804
   Pegasus Communications Corp. .........................                               109      104,640
   Rural Cellular Corp. .................................                               310      285,200
   Viatel, Inc. .........................................                               154        5,390
                                                                                              ----------
TOTAL PREFERRED STOCK
   (Cost $3,650,612) ....................................                                      3,491,370
                                                                                              ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                           Number
                                                         of Shares      Value
                                                         ---------      -----
WARRANTS (0.5%)
---------------
 +Allegiance Telecom, Inc. ..........................       250    $       438
 +Colt Telecom ......................................       700        299,005
@+Globalstar, Inc. ..................................       350         21,000
@+ICF Kaiser International Inc. .....................     1,575              1
 +Intermedia Communication ..........................        50          2,137
 +Metronet Communications ...........................       150          6,324
@+Microcell Telecom .................................       800         10,272
@+President Casinos, Inc. ...........................     4,415            221
 +UIH Australia Exp. ................................       175            583
 +Wireless One, Inc. ................................       450              5
@+Wright Medical Technology, Inc. ...................     2,676              2
                                                                   -----------
TOTAL WARRANTS
   (Cost $44,111) .............................................        339,988
                                                                   -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $67,787,989)(a) ......................................    $67,637,152
                                                                   ===========
@   Restricted Security
+   Non-Income Producing
++  Effective Yield
#   Securities in default

(a) At December 31, 1998, the cost for Federal income tax purposes was $67,822,003. Net unrealized depreciation was $184,851. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,079,571 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,264,422.

    The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE GROWTH EQUITY FUND

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
COMMON STOCK (95.6 %)
---------------------
Computer Software & Services (11.0%)
   America Online, Inc. ......................           20,000      $ 2,895,000
+  Cisco Systems, Inc. .......................           90,000        8,355,937
+  Microsoft Corp. ...........................           70,000        9,697,188
                                                                    ------------
                                                                      20,948,125
                                                                    ------------
Computer Systems (7.6%)
   Compaq Computer Corp. .....................           70,000        2,935,625
+  Compuware Corp. ...........................           75,000        5,857,031
+  Dell Computer Corp. .......................           80,000        5,857,500
                                                                     -----------
                                                                      14,650,156
                                                                    ------------
Diversified Operations (3.5%)
   General Electric Co. ......................           65,000        6,634,063
                                                                    ------------
Electronics-Semiconductors (6.2%)
   Intel Corp. ...............................           50,000        5,926,563
   Texas Instruments, Inc. ...................           70,000        5,989,375
                                                                    ------------
                                                                      11,915,938
                                                                    ------------
Financial Services (13.5%)
   Chase Manhattan Corp. .....................           60,000        4,083,750
   Federal National Mortgage
    Association ..............................           90,000        6,660,000
   First Union Corp. .........................          125,000        7,601,562
   MBNA Corp. ................................          300,000        7,481,250
                                                                    ------------
                                                                      25,826,562
                                                                    ------------
Insurance (2.0%)
   American International Group, Inc. ........           40,000        3,865,000
                                                                    ------------
Medical Supplies (2.3%)
   Guidant Corp. .............................           40,000        4,410,000
                                                                    ------------
Pharmaceuticals (15.0%)
   Eli Lilly and Co. .........................           60,000        5,332,500
   Johnson & Johnson .........................           30,000        2,516,250
   Merck & Co., Inc. .........................           50,000        7,384,375
   Pfizer, Inc. ..............................           40,000        5,017,500
   Schering-Plough Corp. .....................           85,000        4,696,250
   Warner-Lambert Co. ........................           50,000        3,759,375
                                                                    ------------
                                                                      28,706,250
                                                                    ------------
Retail Stores (19.5%)
   CVS Corporation ...........................          140,000        7,700,000
+  Safeway, Inc. .............................          150,000        9,140,625
+  Staples, Inc. .............................          175,000        7,650,781
   Wal Mart Stores, Inc. .....................           90,000        7,329,375
   The Home Depot, Inc. ......................           90,000        5,506,875
                                                                    ------------
                                                                      37,327,656
                                                                    ------------
Telecommunications (15.0%)
   Lucent Technologies, Inc. .................           60,000        6,600,000
+  MCI WorldCom, Inc. ........................          100,000        7,178,125
   SBC Communications, Inc. ..................          120,000        6,435,000
   Time Warner, Inc. .........................          135,000        8,378,438
                                                                    ------------
                                                                      28,591,563
                                                                    ------------
Total Common Stock
   (Cost $113,072,390) .......................                       182,875,313
                                                                    ------------

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
SHORT TERM INVESTMENTS (4.4%)
-----------------------------
   Temporary Investment Fund - Temp Cash .....        4,211,143     $  4,211,143
   Temporary Investment Fund, Inc. ...........        4,211,142        4,211,142
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
   (Cost $8,422,285) .........................                         8,422,285
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
   (Cost $121,494,675) (a) ...................                      $191,297,598
                                                                    ============

-----------------
+   Non-Income Producing
(a) At December 31, 1998, the cost for Federal income tax purposes was $121,546,835. Net appreciation was $69,750,763 this consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $69,966,415 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $215,652.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE VALUE EQUITY FUND

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
COMMON STOCK (90.7%)
--------------------
Advertising (1.7%)
   Omnicom Group, Inc. .........................         100,000     $ 5,800,000
                                                                     -----------
Aerospace & Defense (4.8%)
   Allied-Signal, Inc. .........................         160,000       7,090,000
   Lockheed Martin Corp. .......................         104,000       8,814,000
                                                                     -----------
                                                                      15,904,000
                                                                     -----------
Airlines (2.3%)
+  AMR Corp. ...................................         129,000       7,659,375
                                                                     -----------
Automotive Parts-Equipment (1.8%)
   Lucas Varity PLC ............................         178,520       5,980,420
                                                                     -----------
Building Products (0.6%)
   Armstrong World Industries, Inc. ............          32,000       1,930,000
                                                                     -----------
Communications (0.2%)
+  Sprint PCS ..................................          36,125         835,391
                                                                     -----------
Chemicals (1.7%)
   Dupont (E.I.) de Nemours & Co. ..............          80,000       4,245,000
   Hercules, Inc. ..............................          50,000       1,368,750
                                                                     -----------
                                                                       5,613,750
                                                                     -----------
Consumer Non-Durable (3.7%)
   Philip Morris Companies .....................         230,000      12,305,000
                                                                     -----------
Cosmetics-Toiletry (1.1%)
   International Flavors &
    Fragrances, Inc. ...........................          80,000       3,535,000
                                                                     -----------
Diversified Operations (6.8%)
   Canadian Pacific, Ltd. ......................         150,000       2,831,250
   Minnesota Mining &
    Manufacturing Co. ..........................         115,000       8,179,375
   Textron, Inc. ...............................         155,000      11,770,313
                                                                     -----------
                                                                      22,780,938
                                                                     -----------
Entertainment & Leisure (2.0%)
   Carnival Corp. - Class A ....................         140,000       6,720,000
                                                                     -----------
Electronic Components (0.7%)
+  Conexant Systems, Inc. ......................           2,000          33,438
   Motorola, Inc. ..............................          40,000       2,442,500
                                                                     -----------
                                                                       2,475,938
                                                                     -----------
Electronic Systems (2.7%)
   Rockwell International Corp. ................         224,000       9,005,500
                                                                     -----------
Electronics (2.2%)
+  Arrow Electronics, Inc. .....................          96,000       2,562,000
   Avnet, Inc. .................................          81,000       4,900,500
                                                                     -----------
                                                                       7,462,500
                                                                     -----------

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
Financial Services (14.9%)
   Bank Boston Corp. ...........................         127,000     $ 4,945,063
   Citigroup Inc. ..............................         137,500       6,806,250
   Conseco Inc. ................................         311,610       9,523,581
   Countrywide Credit Industries, Inc. .........         190,000       9,535,625
   Freddie Mac .................................         169,000      10,889,938
   Wells Fargo & CO ............................         203,330       8,120,492
                                                                     -----------
                                                                      49,820,949
                                                                     -----------
Healthcare (2.2%)
+  Tenet Healthcare Corp. ......................         282,500       7,415,625
                                                                     -----------
Insurance (20.7%)
   Ace Limited .................................         505,000      17,390,938
   AFLAC, Inc. .................................         164,750       7,249,000
   American International Group, Inc. ..........          45,375       4,384,359
   Everest Reinsurance Holdings, Inc. ..........         250,000       9,734,375
   EXEL Limited ................................         283,196      21,239,700
   Berkshire Hathaway Class B ..................           3,885       9,129,750
                                                                     -----------
                                                                      69,128,122
                                                                     -----------
Machinery (Diversified) (4.7%)
   Caterpillar, Inc. ...........................         137,000       6,302,000
   Dover Corp. .................................         256,000       9,376,000
                                                                     -----------
                                                                      15,678,000
                                                                     -----------
Medical Supplies (2.2%)
   Becton, Dickinson & Co. .....................         168,000       7,171,500
                                                                     -----------
Office Supplies (2.2%)
+  Avery Dennison Corp. ........................         160,000       7,210,000
                                                                     -----------
Paper & Paper Products (1.2%)
   Champion International Corp. ................         100,000       4,050,000
                                                                     -----------
Photographic Equipment (0.6%)
   Polaroid Corp. ..............................         115,000       2,149,062
                                                                     -----------
Restaurants (3.1%)
   McDonald's Corporation ......................         136,000      10,421,000
                                                                     -----------
Retail (2.5%)
   The May Department Stores Co. ...............         138,000       8,331,750
                                                                     -----------
Telecommunications (1.8%)
   Sprint Corp. ................................          72,250       6,078,031
                                                                     -----------
Toys (0.6%)
   Mattel, Inc. ................................          89,531       2,042,426
                                                                     -----------
Travel Services (1.7%)
+  The Sabre Group Holdings, Inc. ..............         125,000       5,562,500
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $216,288,658) .........................                     303,066,778
                                                                     -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE VALUE EQUITY FUND

                                                           Par
                                             Maturity     (000)        Value
                                             --------     -----        -----
COMMERCIAL PAPER (8.7%)
-----------------------
   American Express Credit Corp.
    5.05% .............................      01/06/99    10,687     $ 10,679,504
   Ford Motor Credit Corp.
    5.01% .............................      01/20/99     9,005        8,981,189
   General Motors Acceptance
    Corp. 5.32% .......................      01/13/99     9,501        9,484,152
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (Cost $29,144,845)..........................................       29,144,845
                                                                    ------------

                                                         Number
                                                       of Shares
                                                       ---------
SHORT TERM INVESTMENTS (0.6%)
-----------------------------
   Temporary Cash Investment
    Fund, Inc. ........................                 978,115          978,115
   Temporary Investment Fund, Inc. ....                 980,841          980,841
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
   (Cost $1,958,956) ..........................................        1,958,956
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
   (Cost $247,392,459) (a) ....................................     $334,170,576
                                                                    ============

-------------
+   Non-Income Producing

(a) At December 31, 1998, the cost for Federal income tax purposes was $247,423,512. At December 31, 1998, net unrealized appreciation was $86,747,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $99,737,759 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,990,692.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE FLEXIBLY MANAGED FUND

                                                          Number
                                                        of Shares        Value
                                                        ---------    -----------
COMMON STOCK (50.9%)
Automotive Parts-Equipment (0.1%)
   Exide Corp. .................................          35,000     $   568,750
                                                                     -----------
Banks (0.2%)
   Bank Fuer International Zahlungs ............             150         955,602
                                                                     -----------
Chemicals (3.2%)
   English China Clays PLC .....................         112,000         308,404
   Great Lakes Chemical Corp. ..................         190,000       7,600,000
+  Imperial Chemical Industries PLC (ADR) ......         107,000       3,738,313
+  Octel Corp. .................................         410,000       5,688,750
                                                                     -----------
                                                                      17,335,467
                                                                     -----------
Construction (0.5%)
   Johns Manville Corp. ........................         153,000       2,514,938
                                                                     -----------
Consumer Non-Durable (0.5%)
+  Nine West Group Inc. ........................           7,500         116,719
+  Reebok International, Ltd. ..................         173,500       2,580,812
                                                                     -----------
                                                                       2,697,531
                                                                     -----------
Electric Utilities (7.2%)
   First Energy Corp. ..........................         390,500      12,715,656
   Kansas City Power & Light Co. ...............         226,000       6,695,250
+  Nevada Power Co. ............................          29,000         754,000
+  Niagara Mohawk Power Corp. ..................         873,000      14,077,125
   Unicom Corp. ................................         118,500       4,569,656
                                                                      38,811,687
                                                                     -----------
Exploration & Production (1.3%)
+  Mitchell Energy & Development Corp.,
    Class A ....................................          10,000         114,375
   Mitchell Energy & Development Corp.,
    Class B ....................................         434,000       5,045,250
+  Oryx Energy Co. .............................         140,600       1,889,312
                                                                     -----------
                                                                       7,048,937
                                                                     -----------
Financial Services (0.9%)
   Fund American Enterprises
     Holdings, Inc. ............................          35,000       4,902,188
                                                                     -----------
Food Processing (0.6%)
   McCormick & Co., Inc. .......................          94,000       3,175,438
                                                                     -----------
Forest Products (0.8%)
   Georgia-Pacific Corp. (Timber Group) ........          40,000         952,500
   Weyerhaeuser Co. ............................          64,000       3,252,000
                                                                     -----------
                                                                       4,204,500
                                                                     -----------
Holdings Company Diversified (5.5%)
   BTR PLC .....................................         124,313         256,472
   Hanson PLC (ADR) ............................          74,125       2,890,875
   Loews Corp. .................................         244,500      24,022,125
   Lonrho Africa PLC ...........................         305,000         281,641
   Lonrho PLC ..................................         428,000       2,278,755
                                                                     -----------
                                                                      29,729,868
                                                                     -----------
Hotels & Gaming (0.6%)
+  Circus Circus Enterprises,Inc ...............         274,000       3,133,875
                                                                     -----------
Insurance (2.1%)
   Aetna Inc. ..................................          29,000       2,280,125
+  Leucadia National Corp. .....................         172,000       5,418,000
   Unitrin, Inc. ...............................          49,500       3,533,062
                                                                     -----------
                                                                      11,231,187
                                                                     -----------
--------------------------------------------------------------------------------
                                                          Number
                                                        of Shares        Value
                                                        ---------    -----------
Media and Communications (2.4%)
+  Chris-Craft Industries, Inc. ................         206,000     $ 9,926,625
   Meredith Corp. ..............................          80,000       3,030,000
                                                                     -----------
                                                                      12,956,625
                                                                     -----------
Medical (0.8%)
   Smith and Nephew PLC ........................       1,530,000       4,722,144
                                                                     -----------
Mining (2.2%)
   Homestake Mining Co. ........................         461,500       4,240,031
   Newmont Mining Corp. ........................         418,000       7,550,125
                                                                     -----------
                                                                      11,790,156
                                                                     -----------
Miscellaneous Consumer Durables (1.0%)
   Corning, Inc. ...............................         115,000       5,175,000
                                                                     -----------
Miscellaneous Consumer Products (1.8%)
   Cross (A.T.) Co., Class A ...................          38,000         204,250
   Philip Morris Co., Inc. .....................         182,000       9,737,000
                                                                     -----------
                                                                       9,941,250
                                                                     -----------
Oil & Gas (8.3%)
   Amerada Hess Corp. ..........................         443,000      22,039,250
   Atlantic Richfield Co. ......................          58,500       3,817,125
   Kerr-McGee Corp. ............................          34,100       1,304,325
   Murphy Oil Corp. ............................         196,000       8,085,000
   Texaco, Inc. ................................         144,500       7,640,437
   Unocal Corp. ................................          75,000       2,189,063
                                                                     -----------
                                                                      45,075,200
                                                                     -----------
Paper & Forest Products (2.3%)
   Domtar, Inc. (ADR) ..........................         652,000       3,830,500
   MacMillian Bloedel, Ltd. (ADR) ..............         858,000       8,472,750
                                                                     -----------
                                                                      12,303,250
                                                                     -----------
Pharmaceuticals (0.2%)
   Schering-Plough Corp. .......................          21,000       1,160,250
                                                                     -----------
Photographic Equipment (0.4%)
   Polaroid Corp. ..............................         113,000       2,111,688
                                                                     -----------
Publishing (5.3%)
   New York Times Co., Class A .................         287,000       9,955,313
   Reader's Digest Assoc., Inc., Class A .......          65,000       1,637,188
   Reader's Digest Assoc., Inc., Class B .......          52,000       1,254,500
   The Washington Post Co., Class B ............          27,800      16,066,662
                                                                     -----------
                                                                      28,913,663
                                                                     -----------
Railroads (0.5%)
+  Canadian Pacific, Ltd. (ADR) ................         160,000       3,020,000
                                                                     -----------
Retail (0.5%)
+  Hills Stores Co. ............................          93,000         133,687
+  J.C. Penney Co., Inc. .......................          54,000       2,531,250
                                                                     -----------
                                                                       2,664,937
                                                                     -----------
Specialty Merchandisers (1.2%)
+  Petrie Stores Corp. .........................       1,372,500       3,045,234
+  Toys `R' Us, Inc. ...........................         193,000       3,256,875
                                                                     -----------
                                                                       6,302,109
                                                                     -----------
Transportation Services (0.5%)
   Overseas Shipholding Group, Inc. ............         182,000       2,923,375
                                                                     -----------
Total Common Stock
   (Cost .......................................    $242,890,127)    275,369,615
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                          Number
                                                        of Shares        Value
                                                        ---------    -----------
PREFERRED STOCK (6.4%)
   Cleveland Electric Illum. Series
    L 7.00% ......................................         29,550    $ 2,980,856
   Cleveland Electric Illum. Series
    R 8.80% ......................................            350        372,750
   Cleveland Electric Illum. Series
    S 9.00% ......................................          2,100      2,236,500
   Entergy Gulf States Utilities Inc. Series
    B 7.20% ......................................         14,414        724,304
   Kemper Corp. Series E 144A 5.75% ..............        100,000      5,287,500
   Niagara Mohawk Power Corp. Series
    A 6.50% ......................................         16,000        408,500
   Niagara Mohawk Power Corp. Series
    B 7.50% ......................................          6,800        172,975
   Niagara Mohawk Power Corp. Series
    C 7.20% ......................................          5,500        139,734
   Reckson Assoc. Realty Corp. Series
    A 7.625% .....................................         21,000        443,625
   Rouse Co. Series B $3 .........................        278,500     12,079,938
   Sealed Air Corp. Series A $2 ..................         40,300      2,090,563
   Union Pacific Cap Trust 6.25% .................         93,000      4,324,500
   Union Pacific Cap Trust 6.25% 144A ............         66,000      3,069,000
   Unocal Corp. 6.25% ............................          7,300        356,787
                                                                     -----------
TOTAL PREFERRED STOCK
   (Cost $33,451,743) ............................                    34,687,532
                                                                     -----------
                                                           Number of
                                                           Contracts
                                                           ---------
PUT OPTIONS (0.1%)
+  Clear Channel Communications
    $55, 1/16/99 .................................            126         35,831
+  Clear Channel Communications
    $60, 1/16/99 .................................             30         19,125
+  IBM $130, 1/16/99 .............................            125            391
+  MCI WorldCom $55, 1/16/99 .....................            130            812
+  Pharmacia & Upjohn, Inc. ......................
    $50, 1/16/99 .................................            120          3,000
+  Reebok International, Ltd. ....................
    $35, 1/16/99 .................................            130        263,250
+  Schering-Plough Corp. .........................
    $52.50, 2/20/99 ..............................            260         42,250
+  Time Warner, Inc. $50, 3/20/99 ................            360         24,750
                                                                     -----------
TOTAL OPTIONS
   (Cost $937,970) ...............................                       389,409
                                                                     -----------

                                                          Par
                            Maturity      Rating         (000)
                            --------      ------         ------
U.S. TREASURY OBLIGATIONS (5.9%)
--------------------------------
  U.S. Treasury Notes
    5.50% ...............   02/28/99        NR           10,000       10,010,900
    6.75% ...............   05/31/99        NR            2,000        2,016,240
    5.875%...............   02/15/00        NR           12,900       13,067,313
    6.125%...............   07/31/00        NR            1,250        1,277,538
    6.25% ...............   04/30/01        NR            2,500        2,587,900
    6.25% ...............   10/31/01        NR            2,500        2,604,675
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $31,343,445) ............................................    31,564,566

                                                                      ----------

--------------------------------------------------------------------------------
                                                          Par
                            Maturity      Rating         (000)          Value
                            --------      ------         ------      -----------
AGENCY OBLIGATIONS (7.9%)
  FNMA-Global Bond
   6.375% ...............   01/16/02       AAA            3,200      $ 3,321,437
  California State
   5.25% ................   10/01/11       A+             2,925        3,133,348
  Tennessee Valley
   Authority
   5.88% ................   04/01/36       AAA           17,000       17,844,883
   5.98% ................   04/01/36       AAA            4,600        4,830,621
   6.235% ...............   07/15/45       AAA            9,950       10,440,366
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $38,610,204) ...........................................     39,570,655
                                                                     -----------
MEDIUM TERM NOTES (0.3%)
  FNMA Medium Term
   Note 5.37%
   (Cost $1,576,000) ..........   02/07/01         AAA        1,600    1,615,020
                                                                     -----------
CORPORATE BONDS (0.7%)
  BellSouth Telecommunications
   Debentures 5.85%
   (Cost $3,776,250) ..........   11/15/45         AAA        3,800    3,848,222
                                                                     -----------
CONVERTIBLE BONDS (14.9%)
   Centor, Inc. 4.75% .........   02/15/05         NR         1,165    1,233,444
   Chiron Corp.1.90% ..........   11/17/00         BB+        7,775    7,940,219
   Clear Channel 2.625% .......   04/01/03         BBB-       1,050    1,124,813
   Exide Corp. 144A 2.90% .....   12/15/05         B          1,363      805,874
   France Telecom Euro
    Bond 2.00% ................   01/01/04         AA+        5,870    5,865,891
   George Weston, Ltd. ........
    3.00% .....................   06/30/23         NR         1,500      899,449
   Hilton Hotels Corp. ........
    5.00% .....................   05/15/06         BBB-       4,400    3,987,500
   Homestake Mining Co. .......
    5.50% .....................   06/23/00         B+         7,190    6,794,550
   Homestake Mining Co. .......
    Euro Bond 5.50% ...........   06/23/00         NR         1,890    1,786,050
   Inco, Ltd. 7.75% ...........   03/15/16         BBB-       1,950    1,755,000
   Inco, Ltd. 5.75% ...........   07/01/04         BBB-      10,100    8,711,250
   Loews Corp. 3.125% .........   09/15/07         A+         7,975    6,380,000
   Lonhro 6.00% ...............   02/27/04         NR         4,260    6,077,816
   Mckesson Corp. .............
    4.50% .....................   03/01/04         BBB+       1,500    1,357,500
   National Semiconductor
    Corp. 6.50% ...............   10/01/02         NR         4,015    3,513,125
   Nedlloyd Group
    4.25% .....................   03/15/01         NR           497      287,341
   Nine West Group Inc. .......
    5.50% .....................   07/15/03         B+         3,050   2,405,687
   Ogden Corp. 5.75% ..........   10/20/02         BBB          250     239,063
   Oryx Energy Co. ............
    7.50% .....................   05/15/14         BB-          425     418,625
   Peninsular & Oriental
    7.25% .....................   05/19/03         NR           580   1,066,336
   Pep Boys 4.00% .............   09/01/99         BB+        2,650   2,610,250
   Phycor, Inc. 4.50% .........   02/15/03         B+         3,500   2,117,500
   Potomac Electric Power
    Co. 5.00% .................   09/01/02         A          4,050   3,908,250

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE FLEXIBLY MANAGED FUND
                                                          Par
                            Maturity      Rating         (000)           Value
                            --------      ------         ------      -----------
  Rouse Co. Euro Bond
   5.75% ................   07/23/02       BBB-          4,380       $ 4,588,400
  Teck Corp.
   3.75% ................   07/15/06       BBB-          5,200         3,393,000
  Thomas Nelson
   5.75% ................   11/30/99       NR            1,050          1,060,50
                                                                     -----------
TOTAL CONVERTIBLE BONDS
  (Cost $80,676,906) ............................................     80,327,433
                                                                     -----------
ZERO COUPON BONDS (6.2%)
  Marriott International
   3.9978%++ ...........    03/25/11       BBB           5,330         3,513,483
  Motorola, Inc.
   2.2453%++ ...........    09/27/13       A+            2,600         1,937,000
  News American Holdings
   Lyons 5.3533%++ .....    03/11/13       BBB-          2,515         1,450,627
  Pep Boys 4.6148%++ ...    09/20/11       BB+           2,680         1,393,600
  Roche Holdings, Inc.
   144A 6.3750%++ ......    05/06/12       NR            6,395         3,421,325
  Times Mirror Co.
   4.4492%++ ...........    04/15/17       A            27,150        12,387,187
  U.S. Cellular
   5.8820%++ ...........    06/15/15       BBB-         22,600         9,352,332
                                                                     -----------
TOTAL ZERO COUPON BONDS
   (Cost $31,413,869) ..........................................      33,455,554
                                                                     -----------
COMMERCIAL PAPER (6.4%)
  Aluminum Company of
   America 5.25% .......    02/04/99       A-1           3,265         3,248,811
  Ciesco L.P.
   5.20% ...............    01/13/99       A-1+          1,420         1,417,539
   5.17% ...............    01/13/99       A-1+         11,245        11,225,621
  Duke Energy 5.15% ....    01/14/99       A-1          14,500        14,473,034
  Equilon Enterprises
   5.00% ...............    01/04/99       A-1+          3,613         3,611,494
  Falcon Asset Sec.
   6.75% ...............    01/05/99       A-1+            500           499,625
  Federal Home Loan Bank
   4.50% ...............    01/04/99       AAA           3,387         3,385,730
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (Cost $37,861,854) ..........................................      37,861,854
                                                                     -----------
                                                         Number
                                                        of Shares       Value
                                                        ---------   ------------
Short Term Investments (0.3%)
   Temporary Investment Fund, Inc.
    (Cost $1,745,433) .............................     1,745,433   $  1,745,433
TOTAL INVESTMENTS (100.0%)
   (Cost $504,283,801) (a) ......................................   $540,435,293
                                                                    ============
---------------
+   Non-Income Producing
++  Effective Yield.

(a) At December 31, 1998, the cost for Federal income tax purposes was $504,473,403. Net unrealized appreciation was $35,961,890. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $66,274,133 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,312,243.

ADR--American Depository Receipt

    The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE INTERNATIONAL EQUITY FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
COMMON STOCK (93.7%)
--------------------
Belgium (1.1%)
   Barco N.V. ...................................           6,000 $ 1,694,192
                                                                  -----------
Denmark (0.6%)
   Bang & Olufsen Holding-B .....................          14,000     853,504
                                                                  -----------
Finland (0.8%)
+  Nokia Corp. (ADR) ............................           9,000   1,083,938
+  Pohjola Insurance ............................           4,000     219,621
                                                                  -----------
                                                                    1,303,559
                                                                  -----------
France (11.9%)
   AXA-AUP ......................................          25,500   3,697,638
   Compagnie Generale D'Industrie
     Et de Participations .......................          30,000   1,654,136
   Dassault Systemes SA .........................          39,000   1,834,103
   L'OREAL ......................................           3,300   2,386,682
   LVMH (Louis Vuitton
     Moet Hennessy) .............................           9,300   1,841,354
   Scor SA ......................................          40,000   2,645,901
   Societe BIC SA ...............................          14,566     808,353
   Societe Generale Paris .......................          12,000   1,944,146
   Total SA-B ...................................          14,185   1,437,292
                                                                  -----------
                                                                   18,249,605
                                                                  -----------
Germany (4.9%)
   Allianz AG ...................................           4,508   1,678,105
   AXA Colonia Konzern AG .......................           7,500     851,072
   Bayerische Motoren Werke
     (BMW) AG ...................................           1,000     785,328
+  Bayerische Motoren Werke (BMW)
     AG-NEW .....................................             600     460,390
   Mannesmann AG ................................          18,500   2,140,965
   Muenchener Rueckversicherungs
     Gesellschaft AG ............................           3,204   1,567,810
                                                                  -----------
                                                                    7,483,670
                                                                  -----------
Greece (0.5%)
+  Alpha Credit Bank ............................           8,000     834,733
                                                                  -----------
Hong Kong (1.0%)
   Dah Sing Financial Group .....................         172,100     422,085
   Sun Hung Kai Properties Limited ..............         150,000   1,093,969
                                                                  -----------
                                                                    1,516,054
                                                                  -----------
Ireland (5.6%)
   Allied Irish Banks PLC .......................         193,290   3,441,098
+  Bank of Ireland ..............................          65,000   1,448,916
   CRH PLC ......................................          49,021     834,376
+  Elan Corp. PLC (ADR) .........................          25,000   1,739,063
   Greencore Group PLC ..........................         112,027     506,985
   Viridian Group PLC ...........................          56,000     678,768
                                                                  -----------
                                                                    8,649,206
                                                                  -----------
Japan (17.7%)
   The Bank of Tokyo-Mitsubishi,
     Limited ....................................          85,000     881,675
   Bridgestone Corp. ............................         105,000   2,387,705
   Credit Saison Co. Limited ....................          80,000   1,975,237
   Fuji Photo Film Co. Limited ..................          69,000   2,569,226
   Hoya Corp ....................................          33,000   1,609,091
   Ito-Yokado Co. Limited .......................          30,000   2,101,127
   Murata Manufacturing Co. Limited .............          25,000   1,039,482
   Nintendo Co. Limited .........................          22,000   2,135,702
   NTT Data Corp. ...............................         260,000   1,293,124

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
   Rohm Co. Limited .............................          34,000 $ 3,101,689
   Sony Corp. ...................................          22,000   1,605,190
   Takeda Chemical Industries ...................         103,000   3,972,194
   Tokyo Broadcasting System, Inc. ..............          30,000     335,914
   Tokyo Electron Limited .......................          40,000   1,521,322
   Yasuda Fire & Marine Insurance
     Co. Limited ................................         145,000     699,312
                                                                  -----------
                                                                   27,227,990
                                                                  -----------
Malaysia (0.1%)
   Malayan Banking Berhad .......................         160,000     226,893
                                                                  -----------
Netherlands (10.7%)
   AEGON N.V. (ADR) .............................          27,000   3,300,750
   AEGON N.V. ...................................          32,840   4,035,362
+  ASM Lithography Holding ......................          47,000   1,437,573
+  Getronics N.V. ...............................          19,000     941,579
+  Heineken N.V. ................................          26,000   1,565,568
   ING Groep N.V. ...............................          33,000   2,013,444
   Philips Electronics N.V. .....................          21,500   1,443,541
+  Vedior N.V. ..................................          39,189     772,656
   Vendex N.V. (Non Food) .......................          39,933     970,324
                                                                  -----------
                                                                   16,480,797
                                                                  -----------
Portugal (0.6%)
+  Telecel-Comunicacaoes Pessoais SA ............           4,200     858,566
                                                                  -----------
Singapore (1.4%)
+  Jardine Strategic Holdings Ltd. ..............         575,000     833,750
+  Singapore Press Holdings .....................         125,000   1,363,669
                                                                  -----------
                                                                    2,197,419
                                                                  -----------
Spain (0.9%)
   Banco Popular Espanol SA .....................          18,000   1,359,296
                                                                  -----------
Sweden (5.9%)
   ABB AB B Shares ..............................         145,000   1,538,454
   ASSA Abloy AB-B ..............................          62,700   2,397,990
   Astra AB-B ...................................          70,000   1,424,951
   Hennes & Mauritz AB-B ........................          28,000   2,286,831
+  Investment AB Bure ...........................          60,000     851,270
   Om Gruppen AB ................................          47,100     592,706
                                                                  -----------
                                                                    9,092,202
                                                                  -----------
Switzerland (11.8%)
   Credit Suisse Group ..........................          23,000   3,600,344
   Nestle SA ....................................           1,250   2,721,190
   Novartis Limited .............................             550   1,081,195
+  Pharma Vision 2000 AG ........................           1,000     706,235
   Roche Holding AG .............................              70   1,267,765
   Roche Holding AG -Genusshein .................             370   4,514,955
   Swiss Reinsurance ............................             900   2,346,521
+  Zurich Allied AG .............................           2,650   1,962,206
                                                                  -----------
                                                                   18,200,411
                                                                  -----------
United Kingdom (18.2%)
   Barclays PLC .................................               1          22
   British Petroleum Co. PLC (ADR) ..............          13,467   1,206,980
   Capita Group PLC .............................         100,000     924,247
   CGU PLC ......................................          94,941   1,486,440
   Compass Group PLC ............................         328,000   3,757,350
   Dixons Group PLC .............................         128,000   1,800,642
   Hays PLC .....................................         150,000   1,316,490
   HSBC Holdings PLC ............................          71,000   1,925,528
   Lloyds TSB Group PLC .........................         140,000   1,991,581
   Misys PLC ....................................         257,640   1,894,695
   Provident Financial PLC ......................          81,334   1,174,615

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
   Rentokil Initial PLC .........................         570,000  $4,296,125
+  Schroders PLC ................................          43,000     784,836
   Siebe PLC ....................................         296,360   1,168,616
   Vodafone Group PLC ...........................          88,000   1,429,014
   WPP Group PLC ................................         200,000   1,217,077
   Zeneca Group PLC .............................          36,500   1,589,280
                                                                  -----------
                                                                   27,963,538
                                                                  -----------
TOTAL COMMON STOCK
   (Cost $106,126,061) .........................................  144,191,635
                                                                  -----------
PREFERRED STOCK (2.3%)
----------------------
   Germany
     SAP AG Prf .................................           7,350   3,528,168
                                                                  -----------
TOTAL PREFERRED STOCK
   (Cost $1,874,933) ...........................................    3,528,168
                                                                  -----------
WARRANTS (0.3%)
---------------
+  Credit Suisse ................................         280,000     452,573
+  Muenchener Reuckversicherungs ................             104       4,870
                                                                  -----------
TOTAL WARRANTS
   (Cost $1,409,378) ...........................................      457,443
                                                                  -----------
SHORT TERM INVESTMENTS (3.7%)
-----------------------------
   Temporary Cash Investment
     Fund, Inc. .................................       2,890,887   2,890,887
   Temporary Investment Fund, Inc. ..............       2,890,887   2,890,887
                                                                  -----------
TOTAL SHORT TERM INVESTMENTS
   (Cost $5,781,774) ...........................................    5,781,774
                                                                  -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $115,192,146) (a) ..................................... $153,959,020
                                                                  ===========
--------------
+  Non-Income Producing

(a) At December 31, 1998, the cost for Federal income tax purposes was $115,192,146. Net unrealized appreciation was $38,766,874. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $43,273,642 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,506,768.

ADR--American Depository Receipt.

                                                                % of
                                                              Market    Value
                                                               Value   (000's)
                                                              ------   -------
COMMON AND PREFERRED STOCK SECTOR
   DIVERSIFICATION
---------------------------------
   Financial Services ................................         18.5%  $ 27,269
   Insurance .........................................         16.6%    24,491
   Pharmaceuticals ...................................         10.6%    15,590
   Electronics .......................................         10.1%    14,939
   Diversified Operations ............................          3.7%     5,538
   Computer Software .................................          3.6%     5,362
   Retail Diversified ................................          3.6%     5,358
   Telecommunication Equipment .......................          3.2%     4,665
   Diversified Commercial Services ...................          2.9%     4,296
   Metal Processors & Fabricators ....................          2.7%     4,052
   Catering Services .................................          2.6%     3,757
   Diversified Food Products .........................          2.2%     3,228
   Human Resources ...................................          2.0%     3,013
   Computer Services .................................          1.9%     2,836
   Oil ...............................................          1.8%     2,644
   Photographic Equipment ............................          1.7%     2,569
   Automotive Parts & Equipment ......................          1.6%     2,388
   Cosmetics .........................................          1.6%     2,387
   Electrical Services ...............................          1.5%     2,217
   Machinery - General Industry ......................          1.4%     2,141
   Optical Equipment .................................          1.1%     1,609
   Beverages .........................................          1.1%     1,566
   Publishing ........................................          1.0%     1,364
   Automobile Manufacturing ..........................          0.8%     1,246
   Advertising .......................................          0.8%     1,217
   Building Materials ................................          0.6%       834
   Office Supplies & Forms ...........................          0.6%       808
   Media Communications ..............................          0.2%       336
                                                              ------   -------
                                                              100.0%   147,720
                                                              ======   =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE SMALL CAPITALIZATION FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
COMMON STOCK (90.0%)
--------------------
Agricultural Products (1.1%)
+  Agribrands International, Inc. ...............          15,600    $468,000
                                                                  -----------
Audio & Video Equipment (2.1%)
   Harman International Industries, Inc. ........          23,300     888,312
                                                                  -----------
Auto-Parts/Equipment (2.5%)
   Borg-Warner Automotive, Inc. .................          19,100   1,066,019
                                                                  -----------
Chemicals (5.0%)
+  Lawter International, Inc. ...................           5,200      60,450
+  McWhorter Technologies, Inc. .................          16,000     366,000
   Schulman, A. Inc. ............................          47,800   1,079,981
+  TETRA Technologies, Inc. .....................          62,400     682,500
                                                                  -----------
                                                                    2,188,931
                                                                  -----------
Chemicals-Diversified (1.2%)
   M.A. Hanna Co. ...............................          43,100     530,669
                                                                  -----------
Commercial Services (2.3%)
+  Volt Information Sciences, Inc. ..............          43,300     976,956
                                                                  -----------
Computers (1.3%)
+  Artesyn Technologies, Inc. ...................          40,000     571,250
                                                                  -----------
Computer Services & Software (5.8%)
+  BANCTEC, Inc. ................................          50,200     630,638
+  Wang Laboratories, Inc. ......................          67,500   1,868,906
                                                                  -----------
                                                                    2,499,544
                                                                  -----------
Computer Systems (0.7%)
+  Adaptec, Inc. ................................          17,000     298,031
                                                                  -----------
Diversified Operations (6.2%)
+  GP Strategies Corp. ..........................          54,600     819,000
+  Lydall, Inc. .................................          53,700     637,687
+  Triarc Companies, Inc. .......................          65,400   1,046,400
   U.S. Industries, Inc. ........................           8,400     156,450
                                                                  -----------
                                                                    2,659,537
                                                                  -----------
Electronic Components (8.6%)
   CTS Corp. ....................................          23,900   1,039,650
+  Exar Corp. ...................................          47,000     757,875
+  General Semiconductor, Inc. ..................          63,700     521,544
+  Oak Industries, Inc. .........................           4,200     147,000
+  Unitrode Corp. ...............................          42,600     745,500
   Technitrol, Inc. .............................          15,900     506,812
                                                                  -----------
                                                                    3,718,381
                                                                  -----------
Financial Services (2.3%)
   Enhance Financial Services
     Group, Inc. ................................          33,400   1,002,000
                                                                  -----------
Healthcare (2.7%)
+  Corvel Corp. .................................          18,100     641,419
+  Trigon Healthcare, Inc. ......................          13,900     518,644
                                                                  -----------
                                                                    1,160,063
                                                                  -----------
Insurance (11.4%)
   Chartwell Re Corp. ...........................          35,900     852,625
   CNA Surety Corp. .............................          47,600     749,700
   E.W. Blanch Holdings, Inc. ...................          20,300     962,981
   Horace Mann Educators Corp. ..................           7,900     225,150
   RenaissanceRe Holdings Ltd. ..................          34,600   1,267,225
   Terra Nova (Bermuda) Holdings Ltd. ...........          33,700     850,925
                                                                  -----------
                                                                    4,908,606
                                                                  -----------

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
Insurance (Life)(7.4%)
+  American Medical Security Group, Inc. ........          69,800    $999,013
   Annuity and Life Re (Holdings), Ltd. .........          44,900   1,201,075
+  Delphi Financial Group, Inc. .................          18,967     994,582
                                                                  -----------
                                                                    3,194,670
                                                                  -----------
Machinery (1.4%)
+  Albany International Corp. ...................          31,306     592,854
                                                                  -----------
Machine Tools (0.9%)
+  Baldwin Technology Company,Inc. ..............          72,500     407,813
                                                                  -----------
Manufacturing (4.1%)
   Flowserve Corp. ..............................          44,600     738,688
+  Paxar Corp. ..................................         116,650   1,042,559
                                                                  -----------
                                                                    1,781,247
                                                                  -----------
Medical-Hosp Mgt+Svc (2.6%)
+  Magellan Health Services, Inc. ...............          66,200     554,425
   United Wisconsin Services, Inc. ..............          64,300     558,606
                                                                  -----------
                                                                    1,113,031
                                                                  -----------
Medical Supplies (1.1%)
   DENTSPLY International, Inc. .................           8,700     222,937
   Vital Signs, Inc. ............................          15,400     270,944
                                                                  -----------
                                                                      493,881
                                                                  -----------
Metals (0.6%)
+  Precision Castparts Corp. ....................           5,700     252,225
                                                                  -----------
Office Equipment & Supplies (2.9%)
+  Wallace Computer Services, Inc. ..............          47,200   1,244,900
                                                                  -----------
Oil/Gas-Exploration (0.5%)
   KCS Energy, Inc. .............................          72,200     221,113
                                                                  -----------
Oil & Gas (4.7%)
+  Basin Exploration, Inc. ......................          30,900     391,078
   Cabot Oil & Gas Corp. ........................          40,500     607,500
+  Nuevo Energy Co. .............................          30,000     345,000
   St. Mary Land & Exploration Co. ..............          37,200     695,175
                                                                  -----------
                                                                    2,038,753
                                                                  -----------
Packaging & Paper Products (0.2%)
+  AEP Industries, Inc. .........................           3,800      82,413
                                                                  -----------
Publishing (3.1%)
   Hollinger International, Inc. ................          96,000   1,338,000
                                                                  -----------
Textiles (3.3%)
   Guilford Mills, Inc. .........................          59,100     986,231
+  WestPoint Stevens, Inc. ......................          14,500     457,203
                                                                  -----------
                                                                    1,443,434
                                                                  -----------
Transportation (1.8%)
   Interpool, Inc. ..............................          45,700     765,475
                                                                  -----------
Transportation Services (2.2%)
   Air Express International Corp. ..............          43,600     961,925
                                                                  -----------
TOTAL COMMON STOCK
   (Cost $39,983,304) ...........................................  38,868,033
                                                                  -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE SMALL CAPITALIZATION FUND

                                                            Par
                                             Maturity      (000)       Value
                                             --------      -----       -----
AGENCY OBLIGATIONS (7.3%)
-------------------------
   Federal Home Loan Bank
     5.00% ............................      01/22/99      1,000     $997,083
   Federal Home Loan Mortgage
     Corporation 5.11% ................      01/04/99      2,185    2,184,070
                                                                  -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $3,181,153) ...........................................    3,181,153
                                                                  -----------

                                                        Number
                                                      of Shares
                                                      ---------
SHORT TERM INVESTMENTS (2.7%)
-----------------------------
   Temporary Investment Fund, Inc.
     (Cost $1,160,677) .............................  1,160,677     1,160,677
                                                                  -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $44,325,134) (a) ......................................  $43,209,863
                                                                  ===========
--------------
+    Non-Income Producing

(a) At December 31, 1998, the cost for federal income tax purposes was $44,325,134. Net unrealized depreciation was $1,115,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,810,700 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,925,971.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE EMERGING GROWTH FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
COMMON STOCK (94.6%)
--------------------
Advertising (2.7%)
+  Lamar Advertising Co. ........................           9,700   $ 363,750
+  TMP Worldwide, Inc. ..........................          15,800     672,487
                                                                  -----------
                                                                    1,036,237
                                                                  -----------
Airlines (1.1%)
+  Atlantic Coast Airlines, Inc. ................             800      20,200
   SkyWest, Inc. ................................          13,000     424,937
                                                                  -----------
                                                                      445,137
                                                                  -----------
Broadcasting (2.0%)
+  CD Radio, Inc. ...............................           3,600     123,525
+  Emmis Broadcasting Corp. .....................           7,400     320,975
+  Infinity Broadcasting Corp. ..................           1,100      30,112
+  Jacor Communications, Inc. ...................           4,800     310,500
                                                                  -----------
                                                                      785,112
                                                                  -----------
Building Products (0.5%)
+  Comfort Systems USA, Inc. ....................          10,000     178,750
                                                                  -----------
Business Services (4.5%)
+  NCO Group, Inc. ..............................          15,100     679,972
+  Professional Detailing, Inc. .................           8,200     233,700
+  Ritchie Bros. Auctioneers, Inc. ..............          12,000     323,250
   USweb Corp. ..................................          20,000     526,250
                                                                  -----------
                                                                    1,763,172
                                                                  -----------
Cable Operators (0.8%)
+  Univision Communications, Inc. ...............           8,800     318,450
                                                                  -----------

Computer Services & Software (35.2%)
+  Abovenet Communications, Inc. ................           1,100      23,031
+  Brightstar Information
     Technology Group, Inc. .....................           4,700      36,719
+  CMGI, Inc. ...................................           5,500     585,922
+  Cognizant Technology Solutions Corp. .........          19,300     582,016
+  Concord Communications, Inc. .................           1,300      74,425
+  Concur Technologies, Inc. ....................             400      12,088
+  Earthlink Network, Inc. ......................           5,600     318,675
+  Ecsoft Group, PLC (ADR) ......................          24,700     867,587
+  Electronic Processing, Inc. ..................           8,500      82,875
+  Imrglobal Corp. ..............................           4,300     126,716
+  Inso Corp. ...................................          13,200     330,825
+  International Network Services ...............           3,300     219,450
+  ISS Group, Inc. ..............................           8,400     464,625
+  Keane, Inc. ..................................           3,200     127,800
+  Lycos, Inc. ..................................          11,200     621,950
+  Macromedia, Inc. .............................          28,300     952,472
+  Mapics, Inc. .................................           7,700     128,494
+  Mastech Corp. ................................          10,500     298,594
+  Maxtor Corp. .................................          10,000     140,625
+  Micromuse, Inc. ..............................          13,400     260,462
+  Mindspring Enterprises, Inc. .................           2,000     122,188
+  Network Appliance, Inc. ......................          14,800     662,300
+  Network Solutions, Inc. ......................           8,600   1,121,762
+  New Era of Networks, Inc. ....................          10,200     447,525
+  Pervasive Software, Inc. .....................          21,700     408,231
+  PSINet, Inc. .................................          20,000     420,000
+  Quantum Corp. ................................          10,000     212,187
+  Sapient Corp. ................................           5,000     279,688
+  Seagate Technology, Inc. .....................          10,000     302,500
+  Timberline Software Corp. ....................           3,600      49,387

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
+  TSI International Software Ltd. ..............          26,000 $ 1,257,750
+  VeriSign, Inc ................................          10,400     615,550
+  VISTA Information Solutions, Inc .............           5,300      41,406
+  Visual Networks, Inc. ........................          15,400     577,019
+  Wind River Systems, Inc. .....................           6,100     286,319
+  Xoom.Com, Inc. ...............................           1,700      55,569
+  24/7 Media, Inc. .............................          21,900     615,937
                                                                  -----------
                                                                   13,730,669
                                                                  -----------
Drugs And Cosmetics (0.2%)
+  USANA, Inc. ..................................           7,800      78,487
                                                                  -----------
Education (2.2%)
+  Bright Horizons Family Solutions, Inc. .......           3,360      91,140
+  Education Management Corp. ...................          20,200     475,331
+  ITT Educational Services, Inc. ...............           9,000     306,000
                                                                  -----------
                                                                      872,471
                                                                  -----------
Entertainment & Leisure (2.9%)
+  Championship Auto Racing Teams, Inc. .........          17,300     512,512
+  Steiner Leisure Ltd. .........................          19,925     636,977
                                                                  -----------
                                                                    1,149,489
                                                                  -----------
Electronic Components (8.9%)
+  Applied Micro Circuits Corp. .................           9,700     329,800
+  Artisan Components, Inc. .....................          11,500      60,734
+  Broadcom Corp. ...............................           5,300     639,313
+  Cree Research, Inc. ..........................           5,000     239,063
+  E-Tek Dynamics, Inc. .........................           2,700      71,550
+  Gemstar International Group Ltd. .............          15,300     875,447
+  InTEST Corp. .................................           6,400      53,000
+  Macrovision Corp. ............................           7,900     332,294
+  Power Intergrations, Inc. ....................           8,000     201,250
+  TranSwitch Corp. .............................          17,400     677,513
                                                                  -----------
                                                                    3,479,964
                                                                  -----------
Electronics (2.0%)
+  Jabil Circuit, Inc. ..........................           5,300     395,512
+  Sanmina Corp. ................................           6,100     380,488
                                                                  -----------
                                                                      776,000
                                                                  -----------
Finance (2.1%)
+  Knight/Trimark Group, Inc. ...................          34,300     822,128
                                                                  -----------
Financial Services (2.8%)
+  Ameritrade Holding Corp. .....................          14,700     462,591
+  Financial Federal Corp. ......................          20,800     514,800
+  International Telecommunications
     Data Systems, Inc. .........................           3,800      54,981
+  TeleBanc Financial Corp. .....................           1,300      44,444
                                                                  -----------
                                                                    1,076,816
                                                                  -----------
Home Furnishings/Housewares (0.3%)
+  Select Comfort Corp. .........................           4,300     114,756
                                                                  -----------
Hotels (1.2%)
   Four Seasons Hotels, Inc. ....................          15,800     462,150
                                                                  -----------
Human Resources (2.7%)
+  Data Processing Resources Corp. ..............          12,100     353,925
+  Labor Ready, Inc. ............................          17,200     338,625
+  On Assignment, Inc. ..........................           4,400     150,287
+  Select Appointments Holdings, PLC
     (ADR) ......................................           5,300     113,288
+  Vincam Group, Inc. ...........................           6,700     117,459
                                                                  -----------
                                                                    1,073,584
                                                                  -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE EMERGING GROWTH FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
Insurance (0.8%)
+  ARM Financial Group, Inc. ....................          13,200   $ 292,875
                                                                  -----------
Medical Information Systems (0.7%)
+  Incyte Pharmaceuticals, Inc. .................           7,500     279,844
                                                                  -----------
Medical-Hospitals (0.6%)
+  Province Healthcare Co. ......................           6,200     220,487
                                                                  -----------
Medical Supplies (1.9%)
+  Biomatrix, Inc. ..............................             700      40,775
+  Cytyc Corp. ..................................          13,400     345,888
+  Ocular Sciences, Inc. ........................          11,900     322,788
+  Xomed Surgical Products, Inc. ................           1,500      48,000
                                                                  -----------
                                                                      757,451
                                                                  -----------
Office Equipment (0.8%)
+  Knoll, Inc. ..................................          10,000     296,250
                                                                  -----------
Pharmaceuticals (0.1%)
+  Geltex Pharmaceuticals, Inc. .................           2,300      52,038
                                                                  -----------
Printing & Publishing (1.4%)
+  American Bank Note
   Holographics, Inc. ...........................           1,500      26,250
+  Consolidated Graphics, Inc. ..................           7,500     506,719
                                                                  -----------
                                                                      532,969
                                                                  -----------
Real Estate (0.8%)
+  CB Commercial Real Estate
     Services Group, Inc. .......................          11,000     199,375
   Intrawest Corp. ..............................           7,400     124,875
                                                                  -----------
                                                                      324,250
                                                                  -----------
Recreational (0.5%)
+  Global Vacation Group, Inc. ..................          11,700     100,913
+  Resort Quest International, Inc. .............           6,400      93,600
                                                                  -----------
                                                                      194,513
                                                                  -----------
Restaurants (0.2%)
+  PJ America, Inc. .............................           3,800      68,638
                                                                  -----------
Retail (3.9%)
+  Abercrombie & Fitch Co. ......................           7,800     551,850
+  bebe stores, Inc. ............................          15,000     529,219
   Beyond.Com Corp. .............................          20,600     426,162
                                                                  -----------
                                                                    1,507,231
                                                                  -----------
Specialty Retailer (2.1%)
+  DM Management Co. ............................          27,200     526,150
+  Tropical Sportswear International Corp. ......           8,700     308,306
                                                                  -----------
                                                                      834,456
                                                                  -----------
Telecommunications (8.0%)
+  Allegiance Telecom, Inc. .....................          31,200     380,250
+  Carrier Access Corp. .........................             500      17,141
+  COM21, Inc. ..................................          23,600     498,550
+  DSET Corp. ...................................          20,000     221,875
+  Echostar Communications Corp. ................          13,100     635,759
+  Electric Lightwave, Inc. .....................          48,900     398,841
+  ICG Communications, Inc. .....................          14,600     314,812
+  Primus Telecommunications
     Group, Inc. ................................          21,100     346,172
+  RF Micro Devices, Inc. .......................           6,900     317,184
                                                                  -----------
                                                                    3,130,584
                                                                  -----------

                                                         Number
                                                       of Shares     Value
                                                       ---------- -----------
Waste Management (0.7%)
+  US Liquids, Inc. .............................          12,100   $ 272,250
                                                                  -----------
TOTAL COMMON STOCK
   (Cost $25,489,040) ...........................................  36,927,208
                                                                  -----------
SHORT TERM INVESTMENTS (5.4%)
-----------------------------
   Temporary Investment Fund
     - Temp Cash ................................       1,060,277   1,060,277
   Temporary Investment Fund
     Class B ....................................       1,060,277   1,060,277
                                                                  -----------
TOTAL SHORT TERM INVESTMENTS
   (Cost $2,120,554) ............................................   2,120,554
                                                                  -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $27,609,594) (a) ....................................... $39,047,762
                                                                  -----------
----------------
+ Non-income producing

(a) At December 31, 1998, the cost for Federal income tax purposes was $27,935,119. Net unrealized appreciation was $11,112,643. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,126,724 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,014,081.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

                       THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                         Money           Quality        High Yield    Growth Equity   Value Equity
                                                      Market Fund       Bond Fund        Bond Fund        Fund             Fund
                                                    -------------    -------------    -------------   -------------   -------------
Assets:
   Investments at value (1) .....................   $  53,504,698    $  62,939,099    $  67,637,152   $ 191,297,598   $ 334,170,576
   Cash .........................................             500              500              980              --              --
   Interest, dividends and reclaims receivable ..         390,187          555,763        1,188,421          97,191         348,765
   Receivable for investment securities sold ....              --        6,674,677               --       6,914,211       1,617,790
   Receivable for capital stock sold ............              --          206,367          281,364          72,223          56,830
   Net unrealized appreciation on forward foreign
     currency contracts .........................              --               --               --              --              --
   Other assets .................................             680              677              989           2,389           4,960
                                                    -------------    -------------    -------------   -------------   -------------
       Total Assets .............................      53,896,065       70,377,083       69,108,906     198,383,612     336,198,921
                                                    -------------    -------------    -------------   -------------   -------------
Liabilities:
   Payable for investment securities purchased ..              --       16,705,259               --       2,262,093              --
   Payable for capital stock redeemed ...........              --          115,591           35,783         266,610         416,826
   Dividends payable ............................         216,179               --               --              --              --
   Payable to the investment advisor ............          18,732           20,135           29,310          74,931         140,103
   Payable to The Penn Mutual Life Insurance Co .          21,643           19,458           25,297          63,005         122,309
   Other liabilities ............................          13,089           11,534           15,282          25,084          41,153
                                                    -------------    -------------    -------------   -------------   -------------
       Total Liabilities ........................         269,643       16,871,977          105,672       2,691,723         720,391
                                                    -------------    -------------    -------------   -------------   -------------
Net Assets ......................................   $  53,626,422    $  53,505,106    $  69,003,234   $ 195,691,889   $ 335,478,530
                                                    =============    =============    =============   =============   =============
Shares of $.10 par value capital stock issued
   and outstanding ..............................      53,629,171        5,142,854        7,509,507       6,337,061      14,980,843
Net asset value, offering and redemption price
   per share ....................................           $1.00           $10.40            $9.19          $30.88          $22.39
Net assets consist of:
   Capital paid in ..............................   $  53,629,171    $  52,702,414    $  70,781,166   $ 125,941,128   $ 248,731,465
   Undistributed net investment loss ............              --               --               --              --              --
   Accumulated net realized gain (loss) on
     investment transactions and foreign exchange          (2,749)         (37,359)      (1,627,095)        (52,162)        (31,052)
   Net unrealized appreciation (depreciation) in
     value of investments, futures contracts and
     foreign currency related items .............              --          840,051         (150,837)     69,802,923      86,778,117
                                                    -------------    -------------    -------------   -------------   -------------
       Total net assets .........................   $  53,626,422    $  53,505,106    $  69,003,234   $ 195,691,889   $ 335,478,530
                                                    =============    =============    =============   =============   =============
(1) Investments at cost .........................   $  53,504,698    $  62,099,048    $  67,787,989   $ 121,494,675   $ 247,392,459
------------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
[RESTUBBED]

                                                          Flexibly                           Small            Emerging
                                                          Managed       International    Capitalization        Growth
                                                            Fund         Equity Fund          Fund              Fund
                                                       -------------    -------------    -------------    -------------
Assets:
   Investments at value (1) .....................      $ 540,435,293    $ 153,959,020    $  43,209,863    $  39,047,762
   Cash .........................................                 --               --          191,286           44,651
   Interest, dividends and reclaims receivable ..          3,512,006          326,439           22,931           10,494
   Receivable for investment securities sold ....          1,739,146               --           75,472               --
   Receivable for capital stock sold ............          1,428,523               --          275,192           13,681
   Net unrealized appreciation on forward foreign
     currency contracts .........................                250               --               --               --
   Other assets .................................              8,226           12,953              611              391
                                                       -------------    -------------    -------------    -------------
      Total Assets ..............................        547,123,444      154,298,412       43,775,355       39,116,979
                                                       =============    =============    =============    =============
Liabilities:
   Payable for investment securities purchased ..            793,421            9,031           89,221            5,800
   Payable for capital stock redeemed ...........            336,488          281,470            8,632          406,924
   Dividends payable ............................                 --               --               --               --
   Payable to the investment advisor ............            230,603           93,868           17,870           21,821
   Payable to The Penn Mutual Life Insurance Co .            204,095           53,297           15,383            6,757
   Other liabilities ............................             73,265           38,538            9,409           11,995
                                                       -------------    -------------    -------------    -------------
      Total Liabilities .........................          1,637,872          476,204          140,515          453,297
                                                       -------------    -------------    -------------    -------------
Net Assets ......................................      $ 545,485,572    $ 153,822,208    $  43,634,840    $  38,663,682
                                                       =============    =============    =============    =============
Shares of $.10 par value capital stock issued
   and outstanding ..............................         29,790,433        8,371,341        3,407,397        2,218,181
Net asset value, offering and redemption price
   per share ....................................             $18.31           $18.37           $12.81           $17.43
Net assets consist of:
   Capital paid in ..............................      $ 509,598,717    $ 116,420,636    $  44,758,954    $  29,697,547
   Undistributed net investment loss ............                 --       (1,681,574)              --         (229,925)
   Accumulated net realized gain (loss) on
     investment transactions and foreign exchange           (264,986)         304,342           (8,843)      (2,242,108)
   Net unrealized appreciation (depreciation) in
     value of investments, futures contracts and
     foreign currency related items .............         36,151,841       38,778,804       (1,115,271)      11,438,168
                                                       -------------    -------------    -------------    -------------
       Total net assets .........................      $ 545,485,572    $ 153,822,208    $  43,634,840    $  38,663,682
                                                       =============    =============    =============    =============
(1) Investments at cost .........................      $ 504,283,801    $ 115,192,146    $  44,325,134    $  27,609,594
-----------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998



                                                             Money           Quality     High Yield   Growth Equity  Value Equity
                                                          Market Fund       Bond Fund     Bond Fund        Fund          Fund
                                                           ----------      ----------     ----------   -----------   ------------
Investment Income:
   Dividends .........................................     $       --      $       --     $  356,617   $ 1,045,730   $  4,099,205
   Interest ..........................................      2,543,263       2,759,686      5,589,119       270,930      2,650,627
   Foreign tax withheld ..............................             --              --             --            --        (50,492)
                                                           ----------      ----------     ----------   -----------   ------------
   Total investment income ...........................      2,543,263       2,759,686      5,945,736     1,316,660      6,699,340
                                                           ----------      ----------     ----------   -----------   ------------
Expenses:
   Investment advisory fees ..........................        181,722         206,065        326,267       753,060      1,651,501
   Administration fees ...............................         68,174          68,688         97,880       234,353        495,450
   Accounting fees ...................................         34,073          34,344         48,940       103,118        183,900
   Custodian fees and expenses .......................         18,792          21,939         27,349        31,014         45,479
   Other expenses ....................................         24,459          21,393         31,842        63,826        136,117
                                                           ----------      ----------     ----------   -----------   ------------
      Total expenses .................................        327,220         352,429        532,278     1,185,371      2,512,447
      Less: Expense waivers ..........................             --              --             --            --             --
                                                           ----------      ----------     ----------   -----------   ------------
      Net expenses ...................................        327,220         352,429        532,278     1,185,371      2,512,447
                                                           ----------      ----------     ----------   -----------   ------------
Net investment income (loss) .........................      2,216,043      $2,407,257     $5,413,458       131,289      4,186,893
                                                           ----------      ----------     ----------   -----------   ------------
Net Realized and Unrealized Gain (Loss) on
  Investments:
   Net realized gain (loss) on investment
     transactions ....................................           (992)      1,533,022        (34,795)   20,481,154     27,331,911
   Net realized foreign exchange gain (loss) .........             --              --             --            --             --
   Change in net unrealized appreciation/depreciation
     of investments, futures contracts and foreign
     currency related items ..........................             --         487,720     (2,434,085)   36,064,087     (3,543,595)
                                                           ----------      ----------     ----------   -----------   ------------
Net realized and unrealized gain (loss) on investments           (992)      2,020,742     (2,468,880)   56,545,241     23,788,316
                                                           ----------      ----------     ----------   -----------   ------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ....................................     $2,215,051      $4,427,999     $2,944,578   $56,676,530   $ 27,975,209
                                                           ==========      ==========     ==========   ===========   ============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
[RESTUBBED]

                                                              Flexibly                         Small           Emerging
                                                               Managed      International  Capitalization       Growth
                                                                Fund         Equity Fund        Fund             Fund
                                                            ------------    ------------    ------------     -----------
Investment Income:
   Dividends .........................................      $  6,988,321    $  1,960,357    $    303,081     $    12,143
   Interest ..........................................        12,385,014         395,839         315,503         115,098
   Foreign tax withheld ..............................          (142,793)       (171,001)             --            (490)
                                                            ------------    ------------    ------------     -----------
      Total investment income ........................        19,230,542       2,185,195         618,584         126,751
                                                            ------------    ------------    ------------     -----------
Expenses:
   Investment advisory fees ..........................         2,719,881       1,071,377         210,456         208,963
   Administration fees ...............................           815,964         214,275          63,137          39,416
   Accounting fees ...................................           248,193         110,710          31,608          26,161
   Custodian fees and expenses .......................            98,787          69,865          18,160          28,264
   Other expenses ....................................           239,953          71,524          20,712          15,895
                                                            ------------    ------------    ------------     -----------
      Total expenses .................................         4,122,778       1,537,751         344,073         318,699
      Less: Expense waivers ..........................                --              --              --         (17,207)
                                                            ------------    ------------    ------------     -----------
      Net expenses ...................................         4,122,778       1,537,751         344,073         301,492
                                                            ------------    ------------    ------------     -----------
Net investment income (loss) .........................        15,107,764         647,444         274,511        (174,741)
                                                            ------------    ------------    ------------     -----------
Net Realized and Unrealized Gain (Loss) on
  Investments:
   Net realized gain (loss) on investment
     transactions ....................................        55,261,526       5,177,853         712,102      (2,191,288)
   Net realized foreign exchange gain (loss) .........            (7,284)        114,386              --              --
   Change in net unrealized appreciation/depreciation
     of investments, futures contracts and foreign
     currency related items ..........................       (39,212,128)     18,456,661      (5,286,799)     10,934,484
                                                            ------------    ------------    ------------     -----------
Net realized and unrealized gain (loss) on investments        16,042,114      23,748,900      (4,574,697)      8,743,196
                                                            ------------    ------------    ------------     -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ....................................      $ 31,149,878    $ 24,396,344    ($ 4,300,186)    $ 8,568,455
                                                            ============    ============    ============     ===========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS





                                                                             Money Market Fund           Quality Bond Fund
                                                                          ------------------------      ---------------------
                                                                            Year           Year           Year          Year
                                                                            ended          ended          ended         ended
                                                                           12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss).......................................   $ 2,216,043    $ 1,896,676    $ 2,407,257   $ 2,207,510
   Net realized gain (loss) on investment transactions ...............          (992)          (225)     1,533,022       912,980
   Net realized foreign exchange gain (loss) .........................            --             --             --            --
   Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items .............            --             --        487,720      (208,702)
                                                                         -----------    -----------    -----------   -----------
Net increase (decrease) in net assets resulting from
   operations ........................................................     2,215,051      1,896,451      4,427,999     2,911,788
                                                                         -----------    -----------    -----------   -----------
Distributions to Shareholders from:
   Net investment income .............................................    (2,216,043)    (1,896,676)    (2,407,257)   (2,207,510)
   Net realized capital gains ........................................            --             --     (1,568,759)      (16,338)
   In excess of net investment income ................................            --             --         (1,623)      (16,277)
                                                                         -----------    -----------    -----------   -----------
     Total distributions .............................................    (2,216,043)    (1,896,676)    (3,977,639)   (2,240,125)
                                                                         -----------    -----------    -----------   -----------
Capital Share Transactions:
   Net increase in net assets from capital share transactions ........    16,151,030      2,975,990     12,977,718     1,794,024
                                                                         -----------    -----------    -----------   -----------
     Total Increase in Net Assets ....................................    16,150,038      2,975,765     13,428,078     2,465,687
Net Assets, beginning of period ......................................    37,476,384     34,500,619     40,077,028    37,611,341
                                                                         -----------    -----------    -----------   -----------
Net Assets, end of period ............................................   $53,626,422    $37,476,384    $53,505,106   $40,077,028
                                                                         ===========    ===========    ===========   ===========



                                                                             Value Equity Fund          Flexibly Managed Fund
                                                                          ------------------------      ---------------------
                                                                            Year           Year           Year          Year
                                                                            ended          ended          ended         ended
                                                                           12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss).......................................  $ 4,186,893    $ 3,663,616    $ 15,107,764   $14,346,115
   Net realized gain (loss) on investment transactions ...............   27,331,911     16,381,602      55,261,526    29,490,467
   Net realized foreign exchange gain (loss) .........................           --             --          (7,284)       80,506
   Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items .............   (3,543,595)    36,751,125     (39,212,128)   23,598,612
                                                                        -----------    -----------     -----------   -----------
Net increase (decrease) in net assets resulting from
    operations .......................................................   27,975,209     56,796,343      31,149,878    67,515,700
                                                                        -----------    -----------     -----------   -----------
Disributions to Shareholders from:
   Net investment income .............................................   (4,186,893)    (3,663,616)    (15,107,764)  (14,346,115)
   Net realized capital gains ........................................  (27,362,963)   (16,381,602)    (55,129,786)  (29,491,615)
   In excess of net investment income ................................           --             --        (363,128)      (99,694)
                                                                        -----------    -----------     -----------   -----------
     Total distributions .............................................  (31,549,856)   (20,045,218)    (70,600,678)  (43,937,424)
                                                                        -----------    -----------     -----------   -----------
Capital Share Transactions:
   Net increase in net assets from capital share transactions .......    36,092,709     65,535,450      68,797,648    94,016,309
                                                                        -----------    -----------     -----------   -----------
     Total Increase in Net Assets ...................................    32,518,062    102,286,575      29,346,848   117,594,585
Net Assets, beginning of period .....................................   302,960,468    200,673,893     516,138,724   398,544,139
                                                                        -----------    -----------     -----------   -----------
Net Assets, end of period ...........................................  $335,478,530   $302,960,468    $545,485,572  $516,138,724
                                                                        ===========    ===========     ===========   ===========

   The accompanying notes are an integral part of these financial statements


                                                                            High Yield Bond Fund          Growth Equity Fund
                                                                          ------------------------      ---------------------
                                                                            Year           Year           Year          Year
                                                                          12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) ......................................    $ 5,413,458   $ 4,560,298    $   131,289    $   482,003
  Net realized gain (loss) on investment transactions ...............        (34,795)    2,964,765     20,481,154     13,834,988
  Net realized foreign exchange gain (loss) .........................             --            --             --             --
  Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ............     (2,434,085)     (118,203)    36,064,087     14,267,440
                                                                        ------------   -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ........................................................      2,944,578     7,406,860     56,676,530     28,584,431
                                                                        ------------   -----------    -----------    -----------
Distributions to Shareholders from:
  Net investment income .............................................     (5,413,458)   (4,560,298)      (131,289)      (482,003)
  Net realized capital gains  .......................................             --            --    (20,497,332)   (13,678,856)
  In excess of net investment income ................................         (6,598)      (10,576)            --             --
                                                                        ------------   -----------    -----------    -----------
    Total distributions .............................................     (5,420,056)   (4,570,874)   (20,628,621)   (14,160,859)
                                                                        ------------   -----------    -----------    -----------
Capital Share Transactions:
  Net increase in net assets from capital share transactions ........     12,341,048    12,260,119     23,585,734     15,595,214
                                                                        ------------   -----------    -----------    -----------
    Total Increase in Net Assets ....................................      9,865,570    15,096,105     59,633,643     30,018,786
Net Assets, beginning of period .....................................     59,137,664    44,041,559    136,058,246    106,039,460
                                                                        ------------   -----------    -----------    -----------
Net Assets, end of period ...........................................    $69,003,234   $59,137,664   $195,691,889   $136,058,246
                                                                        ============   ===========    ===========    ===========


                                                                         International Equity Fund     Small Capitalization Fund
                                                                         -------------------------     -------------------------
                                                                            Year           Year           Year          Year
                                                                            ended          ended          ended         ended
                                                                           12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) ......................................  $   647,444     $   754,837    $   274,511    $   181,451
  Net realized gain (loss) on investment transactions ...............    5,177,853       4,305,835        712,102      2,278,532
  Net realized foreign exchange gain (loss) .........................      114,386       2,563,120             --             --
  Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ............   18,456,661       3,833,566     (5,286,799)     2,875,385
                                                                       -----------     -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ........................................................   24,396,344      11,457,358     (4,300,186)     5,335,368
                                                                       -----------     -----------    -----------    -----------
Distributions to Shareholders from:
  Net investment income .............................................     (647,444)       (754,837)      (274,511)      (181,451)
  Net realized capital gains  .......................................   (4,938,505)     (4,305,835)      (711,962)    (2,286,865)
  In excess of net investment income ................................     (769,506)     (3,230,284)            --             --
                                                                       -----------     -----------    -----------    -----------
    Total distributions .............................................   (6,355,455)     (8,290,956)      (986,473)    (2,468,316)
                                                                       -----------     -----------    -----------    -----------
Capital Share Transactions:
  Net increase in net assets from capital share transactions ........    6,143,763      22,053,566     10,195,405     19,725,010
                                                                       -----------     -----------    -----------    -----------
    Total Increase in Net Assets ....................................   24,184,652      25,219,968      4,908,746     22,592,062
Net Assets, beginning of period .....................................  129,637,556     104,417,588     38,726,094     16,134,032
                                                                       -----------     -----------    -----------    -----------
Net Assets, end of period ........................................... $153,822,208    $129,637,556    $43,634,840    $38,726,094
                                                                       ===========     ===========    ===========    ===========


                                                                           Emerging Growth Fund
                                                                         -------------------------
                                                                            Year           Year
                                                                            ended          ended
                                                                           12/31/98       12/31/97*
                                                                          ----------      --------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) ...................................... $   (174,741)    $    (56,325)
  Net realized gain (loss) on investment transactions ...............   (2,191,288)       1,331,710
  Net realized foreign exchange gain (loss) .........................           --               --
  Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ............   10,934,484          504,824
                                                                      ------------       ----------
Net increase (decrease) in net assets resulting from
  operations ........................................................    8,568,455        1,780,209
                                                                      ------------       ----------
Distributions to Shareholders from:
  Net investment income .............................................           --               --
  Net realized capital gains  .......................................       (8,966)      (1,373,564)
  In excess of net investment income ................................           --               --
                                                                      ------------       ----------
    Total distributions .............................................       (8,966)      (1,373,564)
                                                                      ------------       ----------

  Net increase in net assets from capital share transactions ........   12,162,475       17,535,073
                                                                      ------------       ----------
    Total Increase in Net Assets ....................................   20,721,964       17,941,718
Net Assets, beginning of period .....................................   17,941,718           --
                                                                      ------------       ----------
Net Assets, end of period ...........................................  $38,663,682      $17,941,718
                                                                      ============       ==========

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.


   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------
Net asset value, beginning of year ........................    $  1.00     $  1.00      $  1.00     $  1.00      $  1.00
                                                               -------     -------      -------     -------      -------
Income from investment operations:
Net investment income. ....................................     0.0489      0.0503       0.0489      0.0538       0.0365
                                                               -------     -------      -------     -------      -------
   Total from investment operations .......................     0.0489      0.0503       0.0489      0.0538       0.0365
                                                               -------     -------      -------     -------      -------
Less dividends:
Dividends from net investment income ......................    (0.0489)    (0.0503)     (0.0489)    (0.0538)     (0.0365)
                                                               -------     -------      -------     -------      -------
   Total dividends ........................................    (0.0489)    (0.0503)     (0.0489)    (0.0538)     (0.0365)
                                                               -------     -------      -------     -------      -------
Net asset value, end of year ..............................    $  1.00     $  1.00      $  1.00     $  1.00      $  1.00
                                                               =======     =======      =======     =======      =======

   Total return ...........................................       5.00%       5.15%        5.00%       5.51%        3.71%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................    $53,626     $37,476      $34,501     $24,726      $16,531
                                                               -------     -------      -------     -------      -------
Ratio of expenses to average net assets ...................       0.72%       0.70%        0.73%(a)    0.69%(a)     0.73%(a)
                                                               -------     -------      -------     -------      -------
Ratio of net investment income to average net assets ......       4.88%       5.04%        4.88%(a)    5.37%(a)     3.74%(a)
                                                               -------     -------      -------     -------      -------

------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, and .79%, and the ratios of net investmentincome to average net assets would have been 4.87%, 5.32%, and 3.68% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------
Net asset value, beginning of year ........................    $ 10.20     $ 10.00      $ 10.24      $ 9.04      $ 10.19
                                                               -------     -------      -------     -------      -------
Income (loss) from investment operations:
Net investment income .....................................       0.51        0.60         0.66        0.61         0.61
Net realized and unrealized gain (loss) on investment
   transactions ...........................................       0.53        0.20        (0.24)        1.21       (1.15)
                                                               -------     -------      -------     -------      -------
   Total from investment operations .......................       1.04        0.80         0.42        1.82        (0.54)
                                                               -------     -------      -------     -------      -------
Less distributions:
Dividend from net investment income .......................      (0.51)      (0.60)       (0.66)      (0.61)       (0.61)
Distribution from net investment income ...................      (0.33)       0.00         0.00        0.00         0.00
Distribution in excess of net investment income ...........       0.00        0.00         0.00       (0.01)        0.00
                                                               -------     -------      -------     -------      -------
   Total distributions ....................................      (0.84)      (0.60)       (0.66)      (0.62)       (0.61)
                                                               -------     -------      -------     -------      -------
Net asset value, end of year ..............................    $ 10.40     $ 10.20      $ 10.00     $ 10.24      $  9.04
                                                               =======     =======      =======     =======      =======
   Total return ...........................................      10.17%       8.03%        4.14%      20.14%       (5.29)%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................    $53,505     $40,077      $37,611     $38,048      $31,338
                                                               -------     -------      -------     -------      -------
Ratio of expenses to average net assets ...................       0.77%       0.75%        0.77%(a)    0.73%(a)     0.78%(a)
                                                               -------     -------      -------     -------      -------
Ratio of net investment income to average net assets ......       5.26%       5.87%        6.03%(a)    6.20%(a)     6.14%(a)
                                                               -------     -------      -------     -------      -------
Portfolio turnover rate ...................................      477.2%      317.3%       107.6%      449.2%       380.9%
                                                               -------     -------      -------     -------      -------

----------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .78%, .78%, and .83%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, and 6.09% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.




                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------

Net asset value, beginning of year ........................    $  9.52     $  8.91      $  8.44     $  7.94      $  9.55
                                                               -------     -------      -------     -------      -------
Income from investment operations:
Net investment income .....................................       0.79        0.80         0.70        0.80         0.90
Net realized and unrealized gain (loss) on investment
  transactions ............................................      (0.33)       0.61         0.47        0.50        (1.60)
                                                               -------     -------      -------     -------      -------
   Total from investment operations .......................       0.46        1.41         1.17        1.30        (0.70)
                                                               -------     -------      -------     -------      -------
Less distributions:
Dividend from net investment income .......................      (0.79)      (0.80)       (0.70)      (0.80)       (0.90)
Distribution in excess of net investment income ...........       0.00        0.00         0.00        0.00        (0.01)
                                                               -------     -------      -------     -------      -------
   Total distributions ....................................      (0.79)      (0.80)       (0.70)      (0.80)       (0.91)
                                                               -------     -------      -------     -------      -------
Net asset value, end of year ..............................    $  9.19     $  9.52      $  8.91     $  8.44      $  7.94
                                                               =======     =======      =======     =======      =======
   Total return ...........................................       4.79%      15.78%       13.87%      16.41%        7.33%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................    $69,003     $59,138      $44,042     $36,442      $32,081
                                                               -------     -------      -------     -------      -------
Ratio of expenses to average net assets ...................       0.82%       0.81%        0.84%       0.87%        0.86%
                                                               -------     -------      -------     -------      -------
Ratio of net investment income to average net assets ......       8.30%       8.96%        8.14%       9.20%        9.18%
                                                               -------     -------      -------     -------      -------
Portfolio turnover rate ...................................       82.7%      111.3%       118.5%       84.3%        90.7%
                                                               -------     -------      -------     -------      -------

--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------

Net asset value, beginning of year ........................   $  24.37    $  21.46     $  20.00     $ 18.30      $ 20.49
                                                              --------    --------     --------     -------      -------
Income (loss) from investment operations:
Net investment income (loss) ..............................       0.02        0.10         0.11        0.09         0.13
Net realized and unrealized gain (loss) on investment
  transactions ............................................      10.12        5.64         3.85        4.75        (1.80)
                                                              --------    --------     --------     -------      -------
   Total from investment operations .......................      10.14        5.74         3.96        4.84        (1.67)
                                                              --------    --------     --------     -------      -------
Less distributions:
Dividend from net investment income .......................      (0.02)      (0.10)       (0.11)      (0.09)       (0.13)
Distribution from net realized gains ......................      (3.61)      (2.73)       (2.39)      (3.05)       (0.39)
                                                              --------    --------     --------     -------      -------
   Total distributions ....................................      (3.63)      (2.83)       (2.50)      (3.14)       (0.52)
                                                              --------    --------     --------     -------      -------
Net asset value, end of year ..............................   $  30.88    $  24.37     $  21.46     $ 20.00      $ 18.30
                                                              ========    ========     ========     =======      =======
   Total return ...........................................      41.67%      26.74%       19.76%      26.45%       (8.12)%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................   $195,692    $136,058     $106,039     $95,593      $80,078
                                                              --------    --------     --------     -------      -------
Ratio of expenses to average net assets ...................       0.76%       0.77%        0.80%(a)    0.77%(a)     0.79%(a)
                                                              --------    --------     --------     -------      -------
Ratio of net investment income to average net assets ......       0.08%       0.39%        0.48%(a)    0.43%(a)     0.70%(a)
                                                              --------    --------     --------     -------      -------
Portfolio turnover rate ...................................      161.3%      169.1%       177.1%      169.8%       156.2%
                                                              --------    --------     --------     -------      -------


(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, and .84%, and the ratio of net investment income to average net assets would have been .47%, .38%, and .65% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE VALUE EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                             Year ended December 31,
                                                       ------------------------------------------------------------
                                                           1998         1997         1996         1995        1994
                                                       ---------    ---------    ---------    ---------    --------
Net asset value, beginning of year .................   $   22.55    $   19.32    $   16.28    $   12.67    $  12.68
                                                       ---------    ---------    ---------    ---------    --------
Income from investment operations:
Net investment income ..............................        0.31         0.29         0.22         0.25        0.20
Net realized and unrealized gain
   on investment transactions ......................        1.85         4.53         3.88         4.50        0.17
                                                       ---------    ---------    ---------    ---------    --------
   Total from investment operations ................        2.16         4.82         4.10         4.75        0.37
                                                       ---------    ---------    ---------    ---------    --------
Less distributions:
Dividend from net investment income ................       (0.31)       (0.29)       (0.22)       (0.25)      (0.20)
Distribution from net realized gains ...............       (2.01)       (1.30)       (0.84)       (0.89)      (0.18)
                                                       ---------    ---------    ---------    ---------    --------
   Total distributions .............................       (2.32)       (1.59)       (1.06)       (1.14)      (0.38)
                                                       ---------    ---------    ---------    ---------    --------
Net asset value, end of year .......................   $   22.39    $   22.55    $   19.32    $   16.28    $  12.67
                                                       =========    =========    =========    =========    ========
   Total return ....................................        9.59%       24.98%       25.19%       37.48%       2.92%
Ratios/Supplemental data:
Net assets, end of year (in thousands) .............   $ 335,479    $ 302,960    $ 200,674    $ 127,260    $ 79,021
                                                       ---------    ---------    ---------    ---------    --------
Ratio of expenses to average net assets ............        0.76%        0.76%        0.78%        0.80%       0.82%
                                                       ---------    ---------    ---------    ---------    --------
Ratio of net investment income to average net assets        1.27%        1.43%        1.38%        1.71%       1.59%
                                                       ---------    ---------    ---------    ---------    --------
Portfolio turnover rate ............................       24.0%        18.7%        25.0%        34.3%       30.6%
                                                       ---------    ---------    ---------    ---------    --------

--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                         Year ended December 31,
                                                                     ------------------------------------------------------------
                                                                         1998        1997         1996         1995         1994
                                                                     ---------   ---------    ---------    ---------    ---------
Net asset value, beginning of year ...............................   $   19.83   $   18.74    $   17.40    $   15.19    $   15.70
                                                                     ---------   ---------    ---------    ---------    ---------
Income from investment operations:
Net investment income ............................................        0.60        0.61         0.65         0.53         0.43
Net realized and unrealized gain (loss) on investment transactions        0.61        2.33         2.19         2.86         0.22
                                                                     ---------   ---------    ---------    ---------    ---------
   Total from investment operations ..............................        1.21        2.94         2.84         3.39         0.65
                                                                     ---------   ---------    ---------    ---------    ---------
Less distributions:
Dividend from net investment income ..............................       (0.60)      (0.61)       (0.65)       (0.53)       (0.43)
Distribution in excess of net investment income ..................       (0.00)       0.00         0.00        (0.01)       (0.02)
Distribution from net realized gains .............................       (2.13)      (1.24)       (0.85)       (0.64)       (0.71)
                                                                     ---------   ---------    ---------    ---------    ---------
   Total distributions ...........................................       (2.73)      (1.85)       (1.50)       (1.18)       (1.16)
                                                                     ---------   ---------    ---------    ---------    ---------
Net asset value, end of year .....................................   $   18.31   $   19.83    $   18.74    $   17.40    $   15.19
                                                                     =========   =========    =========    =========    =========
   Total return ..................................................        6.09%      15.65%       16.37%       22.28%        4.14%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ...........................   $ 545,486   $ 516,139    $ 398,544    $ 266,556    $ 169,847
                                                                     ---------   ---------    ---------    ---------    ---------
Ratio of expenses to average net assets ..........................        0.76%       0.76%        0.77%        0.79%        0.82%
                                                                     ---------   ---------    ---------    ---------    ---------
Ratio of net investment income to average net assets .............        2.78%       3.10%        3.90%        3.45%        3.14%
                                                                     ---------   ---------    ---------    ---------    ---------
Portfolio turnover rate ..........................................        48.0%       37.1%        32.9%        37.2%        37.3%
                                                                     ---------   ---------    ---------    ---------    ---------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                           Year ended December 31,
                                                         -----------------------------------------------------------
                                                             1998         1997         1996        1995        1994
                                                         ---------    ---------    ---------    --------    --------
Net asset value, beginning of year ...................   $   16.13    $   15.61    $   14.47    $  13.01    $  13.94
                                                         ---------    ---------    ---------    --------    --------
Income (loss) from investment operations:
Net investment income ................................        0.10         0.58         0.63        0.13        0.09
Net realized and unrealized gain (loss) on investments
   and foreign currency related transactions .........        2.93         1.04         1.81        1.67       (0.97)
                                                         ---------    ---------    ---------    --------    --------
   Total from investment operations ..................        3.03         1.62         2.44        1.80       (0.88)
                                                         ---------    ---------    ---------    --------    --------
Less distributions:
Dividend from net investment income ..................       (0.10)       (0.53)       (0.56)      (0.12)      (0.02)
Distribution in excess of net investment income ......       (0.08)        0.00        (0.74)      (0.22)       0.00
Distribution from net realized gains .................       (0.61)       (0.57)        0.00        0.00        0.00
Distribution from capital ............................        0.00         0.00         0.00        0.00       (0.03)
                                                         ---------    ---------    ---------    --------    --------
   Total distributions ...............................       (0.79)       (1.10)       (1.30)      (0.34)      (0.05)
                                                         ---------    ---------    ---------    --------    --------
Net asset value, end of year .........................   $   18.37    $   16.13    $   15.61    $  14.47    $  13.01
                                                         =========    =========    =========    ========    ========
   Total return ......................................       18.85%       10.41%       16.87%      13.80%       6.31%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ...............   $ 153,822    $ 129,638    $ 104,418    $ 69,531    $ 59,393
                                                         ---------    ---------    ---------    --------    --------
Ratio of expenses to average net assets ..............        1.08%        1.13%        1.17%       1.23%       1.22%
                                                         ---------    ---------    ---------    --------    --------
Ratio of net investment income to average net assets .        0.45%        0.62%        0.66%       0.91%       0.82%
                                                         ---------    ---------    ---------    --------    --------
Portfolio turnover rate ..............................        43.5%        35.7%        54.8%       62.5%       15.6%
                                                         ---------    ---------    ---------    --------    --------

--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               Year ended December 31,
                                                  -----------------------------------------------
                                                     1998         1997        1996          1995*
                                                  --------     --------    --------       -------
Net asset value, beginning of period or year...   $  14.43     $  12.53    $  10.96       $ 10.00
                                                  --------     --------    --------       -------
Income (loss) from investment operations:
Net investment income .........................       0.08         0.07        0.07          0.09
Net realized and unrealized gain (loss) on
 investment transactions ......................      (1.41)        2.81        2.09          1.19
                                                  --------     --------    --------       -------
Total from investment operations ..............      (1.33)        2.88        2.16          1.28
                                                  --------     --------    --------       -------
Less distributions:
Dividend from net investment income ...........      (0.08)       (0.07)      (0.07)        (0.09)
Distribution from net realized gains ..........      (0.21)       (0.91)      (0.52)        (0.23)
                                                  --------     --------    --------       -------
   Total distributions ........................      (0.29)       (0.98)      (0.59)        (0.32)
                                                  --------     --------    --------       -------
Net asset value, end of period or year ........   $  12.81     $  14.43    $  12.53       $ 10.96
                                                  ========     ========    ========       =======
Total return ..................................      (9.16)%      23.02%      19.76%        12.76%(b)
Ratios/Supplemental data:
Net assets, end of period or year
 (in thousands) ...............................   $ 43,635     $ 38,726    $ 16,134       $ 4,828
                                                  --------     --------    --------       -------
Ratio of expenses to average net assets .......       0.82%        0.85%       0.99%(a)      1.00%(a)(c)
                                                  --------     --------    --------       -------
Ratio of net investment income to
 average net assets ...........................       0.65%        0.66%       0.85%(a)      1.53%(a)(c)
                                                  --------     --------    --------       -------
Portfolio turnover rate .......................       61.9%        71.1%       39.2%         64.3%
                                                  --------     --------    --------       -------

-----------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(b) Not annualized.
(c) Annualized.

 * For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                   Year ended         Period ended
                                                                  December 31,        December 31,
                                                                      1998                1997*
                                                                  ------------        ------------
Net asset value, beginning of period or year ..................      $ 12.85            $ 10.00
                                                                    --------           --------
Income from investment operations:
Net investment income (loss) ..................................        (0.06)              0.00
Net realized and unrealized gain on investment transactions ...         4.65               3.92
                                                                    --------           --------
   Total from investment operations ...........................         4.59               3.92
                                                                    --------           --------
Less distributions:
Distribution from net realized gains ..........................        (0.01)             (1.07)
                                                                    --------           --------
   Total distributions ........................................        (0.01)             (1.07)
                                                                    --------           --------
Net asset value, end of period or year ........................       $17.43             $12.85
                                                                    ========           ========
   Total return ...............................................        35.70%             39.22%(c)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands) ..............      $38,664            $17,942
                                                                    --------           --------
Ratio of expenses to average net assets .......................         1.15%(b)           1.15%(a)(b)
                                                                    --------           --------
Ratio of net investment loss to average net assets ............        (0.66)%(b)        (0.73)%(a)(b)
                                                                    --------           --------
Portfolio turnover rate .......................................        240.9%             392.3%
                                                                    --------           --------

--------------
(a)  Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.21% and 1.41%, and the ratios of net investment loss to average net assets would have been (0.73)% and (0.99)%, respectively, for the periods ended December 31, 1998 and December 31, 1997.
(c)  Not annualized.
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998

--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

   Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

   Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

   The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   INVESTMENT VALUATION:
   Money Market Fund - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

   Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds - Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets are valued at fair value as determined by The Board.

   The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

   Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

   DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization, and Emerging Growth Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage - backed securities, market discount and foreign currency transactions.

   FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

   Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporay differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

2 - DERIVATIVE FINANCIAL INSTRUMENTS

Off-Balance Sheet Risk
   The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

   The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transaction are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

   Futures Contracts - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1998. There were no open futures contracts at December 31, 1998.

   Options - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 1998. Purchased put options open and outstanding at December 31, 1998 are disclosed in the schedule of investments.

   Forward Foreign Currency Contracts - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain the might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the year ended December 31, 1998. At December 31, 1998 there was one open contract in the Flexibly Managed Fund and none in the International Equity Fund. Open forward foreign currency contracts held by the Flexibly Managed Fund at December 31, 1998 were as follows:


                                                                                                         Unrealized
                                                                                                           Foreign
                                                       Foreign                                            Exchange
Forward Foreign                         Expiration     Currency      Forward    Contract     Contract      Gain/
Currency Contract                           Date      to be Sold       Rate      Amount        Value       Loss
------------------                      ----------    ----------     -------    --------     --------    ------------
British Pound Sterling ............      01/05/99       19,761       .597569     $33,069      $32,819       $250

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
   Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment advisor to each of the Funds. ICMI is a wholly-owned subsidiary of The Penn Mutual Life Insurance Company.

   T. Rowe Price Associates, Inc. ("Price Associates") is sub-advisor to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-advisor, Price Associates provides investment management services to the Funds.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

   OpCap Advisors ("OpCap") is sub-advisor to Value Equity and Small Capitalization Funds pursuant to an investment sub-advisor agreement entered into by ICMI and OpCap on May 1, 1998. As sub-advisor, OpCap provides investment management services to the Funds.
OpCap is a subsidiary of Oppenheimer Capital.

   Vontobel USA Inc. ("Vontobel") is sub-advisor to the International Equity Fund pursuant to an investment sub-advisor agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-advisor, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd. an affiliate of Bank J. Vontobel & Co. Ltd.

   RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc. ) ("RS") is sub-advisor to the Emerging Growth Fund pursuant to an investment sub-advisor agreement entered into by ICMI and RS on May 1, 1998. As sub-advisor, RS provides investment management services to the Fund.

   Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund: 0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization
Fund: 0.50% and Emerging Growth Fund: .80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisors, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pay Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

Expenses and Limitations Thereon
   Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality
Bond: 0.90%; High Yield Bond: 1.00%; Growth Equity: 1.00%; Value Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

   Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1998. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

4 - CAPITAL STOCK

   At December 31, 1998, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I, and no shares have been issued.
Transactions in capital stock of Penn Series Funds, Inc. were as follows:

                                                               The Year Ended December 31, 1998:
                                         ------------------------------------------------------------------------------
                                                                            Dividend
                                                Shares Sold                Reinvestment            Shares Reacquired
                                         ------------------------    -----------------------   ------------------------
                                           Shares       Amount         Shares       Amount       Shares        Amount
                                         ----------   -----------    ---------    ----------   ----------   -----------
Money Market Fund .....................  84,556,622   $84,556,622    2,176,407    $2,176,407   70,581,999   $70,581,999
Quality Bond Fund .....................   1,642,975   $17,780,630      382,465    $3,977,639      811,620    $8,780,551
High Yield Bond Fund ..................   1,757,800   $17,292,747      589,778    $5,420,056    1,052,320   $10,371,757
Growth Equity Fund ....................     691,494   $19,801,255      669,396   $20,628,621      607,072   $16,844,142
Value Equity Fund .....................   1,671,304   $40,295,090    1,409,105   $31,549,856    1,532,040   $35,752,237
Flexibly Managed Fund .................   2,831,936   $58,177,184    3,855,202   $70,600,678    2,926,275   $59,980,214
International Equity Fund .............   1,780,356   $31,336,651      345,781    $6,355,455    1,793,330   $31,548,343
Small Capitalization Fund .............   1,065,490   $14,767,847       76,921      $986,473      418,401    $5,558,915
Emerging Growth Fund ..................   1,366,179   $20,129,936          638        $8,966      544,610    $7,976,427


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

Transactions in capital stock of Penn Series Funds, Inc. were as follows:

                                                               The Year Ended December 31, 1997:
                                          -----------------------------------------------------------------------------
                                                                            Dividend
                                                 Shares Sold             Reinvestment             Shares Reacquired
                                          ------------------------   -----------------------   ------------------------
                                            Shares      Amount        Shares       Amount         Shares       Amount
                                          ------------------------   -----------------------   ------------------------

Money Market Fund .....................   52,596,243   $52,596,243   1,857,904    $1,857,904   51,478,157   $51,478,157
Quality Bond Fund .....................      695,043    $7,228,270     219,620    $2,240,125      745,923    $7,674,394
High Yield Bond Fund ..................    1,621,677   $15,567,712     480,137    $4,570,874      829,328    $7,878,467
Growth Equity Fund ....................      560,843   $13,907,900     581,078   $14,160,857      500,698   $12,473,543
Value Equity Fund .....................    2,867,800   $61,202,630     888,923   $20,045,218      712,142   $15,712,398
Flexibly Managed Fund .................    4,061,684   $80,965,783   2,215,705   $43,937,424    1,513,715   $30,886,898
International Equity Fund .............    1,665,223   $27,762,536     514,008    $8,290,956      829,261   $13,999,926
Small Capitalization Fund .............    1,398,053   $19,734,987     171,055    $2,468,316      173,037    $2,478,293
Emerging Growth Fund* .................    1,427,602   $18,230,138     106,892    $1,373,564      138,520    $2,069,490

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

5 - PURCHASES AND SALES OF INVESTMENTS

During the year ended December 31, 1998, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency obligations and short term securities:

                                               Purchases           Sales
                                               ---------           -----
Quality Bond Fund .....................      $108,643,907      $119,461,219
High Yield Bond Fund ..................       $60,196,551       $48,652,828
Growth Equity Fund ....................      $241,534,849      $243,891,278
Value Equity Fund .....................       $95,882,522       $67,620,213
Flexibly Managed Fund .................      $260,791,434      $230,954,970
International Equity Fund .............       $65,046,636       $58,985,257
Small Capitalization Fund .............       $31,338,551       $22,535,904
Emerging Growth Fund ..................       $73,498,020       $59,063,803

6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                          Money      High Yield       Emerging
                                          Market        Bond           Growth
                                           Fund         Fund            Fund
                                          ------     ----------     -----------
2000 ..................................   $ 61             $ 0              $ 0
2001 ..................................    183               0                0
2003 ..................................    416       1,052,436                0
2004 ..................................      0         525,647                0
2005 ..................................    225               0                0
2006 ..................................    992          14,558        1,908,042
                                        ------      ----------       ----------
   Total .............................. $1,877      $1,592,641       $1,908,042

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.

   We have audited the statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Fund, and Emerging Growth Fund) as of December 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of Penn Series Funds, Inc. for the years and periods through December 31, 1996 included herein were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 29, 1999